Exhibit 10.2

RECORDING REQUESTED BY,

AND WHEN RECORDED RETURN TO:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Steve Sorkin, Esq.

WN-579-680000-000, WN-587-710000-000, WN-587-847000-000, WN-822-198800-000, WN-822-456000-000, WN-822-569000-000, WN-822-594500-000, WN-822-910000-000, WN-822-910000-001, WN-822-910000-002, WN-822-963800-000, WN-822-428000-000

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND

FIXTURE FILING

UNITED REFINING COMPANY,

a Pennsylvania Corporation

15 Bradley Street, Warren, Pennsylvania 16365

Organizational Identification Number: 739976

Mortgagor (Debtor)

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Agent

525 William Penn Place, 38th Floor

Pittsburgh, PA 15259

Agent (Secured Party)

NOTE TO RECORDER: THIS MORTGAGE CONSTITUTES A FIXTURE FILING UNDER THE UCC (AS DEFINED HEREIN) AND IS TO BE CROSS-REFERENCED IN THE UCC RECORDS.

THE SECURED PARTY (AGENT) DESIRES THIS FIXTURE FILING AND FINANCING STATEMENT BE INDEXED AGAINST THE LAND AND AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.

OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES

AND RENTS AND FIXTURE FILING

(THIS MORTGAGE SECURES FUTURE ADVANCES)

THIS OPEN-END MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (this “Mortgage”) is made as of the 8th day of March, 2011, by United Refining Company, a Pennsylvania corporation (the “Mortgagor” and “Debtor”), with an address at 15 Bradley Street, Warren, Pennsylvania 16365, in favor of The Bank of New York Mellon Trust Company, N.A., with an address at 525 William Penn Place, 38th Floor, Pittsburgh, PA 15259, as collateral agent under the Indenture (defined below) (the “Agent’), for the benefit of itself as Collateral Agent, the Trustee (defined below), and the Holders (defined below) (each a “Secured Party” and collectively, the “Secured Parties”); and.

WHEREAS, the Mortgagor is the owner of certain tracts or parcels of land in Warren County, Pennsylvania, more particularly described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

WHEREAS, the Mortgagor operates a refinery located on such tracts or parcels of land (the “Refinery”); and

WHEREAS, the Mortgagor has issued 10.5% Senior Secured Notes due 2018 in an aggregate initial principal amount of $365,000,000 (the “Initial Notes”) to certain holders (together with any subsequent transferee, the “Initial Noteholders”) pursuant to that certain Indenture dated March 8, 2011 (as the same may be amended, supplemented or modified from time to time, the “Indenture”) among the Issuer, the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and the Agent (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture); and

WHEREAS, from time to time after the date hereof, the Issuer may, subject to the terms and conditions of the Indenture, issue Additional Notes pursuant to the terms of the Indenture (the “Additional Notes”) to certain holders (together with any subsequent transferee, the “Additional Noteholders”) secured by pari passu liens with the Initial Notes on the Mortgaged Property (as defined below); and

WHEREAS, from time to time after the date hereof, the Issuer may, subject to the terms and conditions of the Indenture, incur obligations in respect of any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement relating to interest rates or designed to mitigate currency or commodity price risk (“Hedging Obligations”) (whether as a primary or secondary obligor thereof) (together with the Initial Notes and the Additional Notes, the “Debt”) to certain Specified Counterparties (together with the Initial Noteholders and the Additional Noteholders, the “Holders”) (“Specified Hedging Obligations”) secured by pari passu liens with the Initial Notes on the Mortgaged Property (as defined below);

NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the “Secured Obligations”):

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(A) Any and all principal, interest, premiums, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing the Notes, any Additional Notes, Hedging Obligations or arising under the Indenture Documents (defined below) or documents governing any Specified Hedging Obligations (the “Obligations”), including all interest accrued (or which would, absent the commencement of an insolvency or liquidation proceeding, accrue) after the commencement of an insolvency or liquidation proceeding in accordance with and at the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such insolvency or liquidation proceeding and, with respect to any such Obligations, all interest, fees, costs, expenses and other amounts that would accrue and become due after commencement of any insolvency or liquidation proceeding but for commencement of such insolvency or liquidation proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such insolvency or liquidation proceeding; and

(B) Any sums advanced by the Agent or which may otherwise become due pursuant to the provisions of the Notes, any Additional Notes, the Indenture, the Collateral Documents and the Intercreditor Agreement dated on or about the date hereof (the “Intercreditor Agreement”) among the Mortgagor (as issuer) and certain of its Subsidiaries, the Agent and PNC Bank, National Association, as Agent (collectively, the “Indenture Documents”), the Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby (x) give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Agent all of Mortgagor’s right, title, and interest in, to and under the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the “Mortgaged Property”), and (y) grants to the Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Mortgagor constituting Article 9 Collateral (defined below) and proceeds thereof, whether now owned or existing or hereafter acquired or arising, to wit:

(a) The real property described in Exhibit A, together with all right, title and interest of the Mortgagor, now owned or hereafter acquired, in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements (defined below); (2) any strips or gores between the Land and abutting or adjacent properties; (3) to the extent assignable, all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; and (4) all water and water rights, timber and crops on or pertaining to the Land (the “Land”);

(b) All buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land of every kind and description now or hereafter erected or placed on the Land (the “Improvements”);

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(c) All fixtures, equipment, systems, machinery, furniture, furnishings, appliances, goods, building and construction materials, supplies, apparatus and fittings now owned or hereafter acquired by the Mortgagor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, and used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired for use or installation in or on the Land or the Improvements, including, but not limited to, all refining equipment (including without limitation all crude processing equipment, deep cut vacuum equipment, reforming equipment, distillate hydro treating equipment, fluid catalytic cracket, sulfuric acid alkylation, and butamer units, and storage equipment), product marketing terminal, storage tanks, and pipelines (including line fill), loading racks, rail spurs and loading facilities, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause being herein sometimes collectively called the “Fixtures,” all of which are hereby declared to be permanent accessions to the Land);

(d) All other equipment, systems, machinery, furniture, furnishings, appliances, goods, building and construction materials, supplies, apparatus and fittings (including without limitation, “equipment”, as defined in Section 9-102 of the UCC) of every kind and nature whatsoever now owned or hereafter acquired by the Mortgagor which are now or hereafter situated in, on or about the Land or the Improvements, and used in or necessary to the operation of the Refinery, and regardless of whether the same may now or hereafter be attached or affixed to the Land or Improvements, including, without limitation, all refining equipment (including without limitation all crude processing equipment, deep cut vacuum equipment, reforming equipment, distillate hydro treating equipment, fluid catalytic cracket, sulfuric acid alkylation, and butamer units, and storage equipment), product marketing terminal, storage tanks, and pipelines (including line fill), loading racks, rail spurs and loading facilities, electrical, antipollution, heating, lighting, incinerating, power, air conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication machinery, apparatus, equipment, fittings, appliances, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors, elevators and escalators, and all renewals and replacements of, substitutions for and additions to the foregoing (collectively, the “Equipment”; the Land, Improvements, Fixtures, and Equipment being herein referred to as the “Property”), provided that any such Equipment used or useful in the operation of the Refinery which shall have been removed from the Land, either temporarily or permanently, for any reason, shall remain Mortgaged Property;

(e) All rents, issues and profits arising or issuing from the Land and the Improvements (the “Rents”) including the Rents arising or issuing from all leases, licenses, subleases or any other use or occupancy agreement now or hereafter entered into covering all or any part of the Land and Improvements (the “Leases”), all of which Leases and Rents are hereby assigned to the Agent by the Mortgagor. The foregoing assignment shall include all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms. The foregoing assignment extends to Rents arising both before and after the commencement by or against the Mortgagor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law, and is intended as an absolute assignment and not merely the granting of a security interest. The Mortgagor, however, shall have a license to

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collect, retain and use the Rents so long as no Event of Default shall have occurred and be continuing or shall exist. Upon Agent’s request, the Mortgagor will promptly execute and deliver to the Agent, such additional assignments and instruments as the Agent may reasonably require to implement, confirm, maintain and continue the assignment of Rents hereunder;

(f) any and all cash proceeds and noncash proceeds and shall include all (i) proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property or any portion thereof into cash or liquidated claims, (ii) proceeds of any insurance, indemnity, warranty, guaranty or claim payable to the Agent or to the Mortgagor from time to time with respect to any of the Mortgaged Property, (iii) payments (in any form whatsoever) made or due and payable to the Mortgagor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any portion of the Mortgaged Property by any governmental authority (or any person acting on behalf of a governmental authority), (iv) products of the Mortgaged Property and (v) other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property including, without limitation, refunds of real estate taxes and assessments, including interest thereon.

Excluding however from the foregoing granting clauses the following assets and property (collectively, the “Excluded Assets”):

(1) any assets pledged to the secured parties under the Amended and Restated Security Agreement dated July 12, 2002 among the issuer, the Subsidiary Guarantors and PNC Bank, National Association, as agent, as in effect as of the date hereof and without giving effect to any amendments thereto;

(2) any real property interests of the issuer in convenience stores, gasoline stations or other stores owned, leased or otherwise held by the issuer;

(3) the Pipeline and the New Pipeline (as each such term is defined in the Indenture);

(4) all Equipment not located on, at or about the Land, except that any such Equipment used or useful in the operation of the Refinery which shall have been removed from the Land, either temporarily or permanently, for any reason, shall remain Mortgaged Property;

(5) property and assets owned by the issuer that are the subject of Permitted Liens described in clauses (vii), (viii), and (xiv) of the definition thereof for so long as such Permitted Liens are in effect and the Indebtedness secured thereby otherwise prohibits such property or asset from being collateral for the Secured Obligations;

(6) (i) mineral and mineral rights, including, without limitation, all oil, coal, gas and coalbed methane, (ii) as-extracted collateral and (iii) leases, subleases, licenses, mineral or other agreements of a similar kind that permit the extraction or taking of any gas, oil, coal, water or other minerals from the real property in return for payment of any fee, rent or royalty;

(7) any assets or property other than described in clauses (a) – (f) above; and

(8) proceeds and products from any of the foregoing assets.

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Provided, however, that the estate hereby granted and conveyed shall become null and void and the liens and security interests created hereunder shall be released pursuant to Section 22 hereof.

Provided, further, the lien on and security interest in the Mortgaged Property granted by the Mortgagor to the Agent pursuant to this Mortgage are granted as security only and shall not subject the Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Mortgagor with respect to any of the Mortgaged Property or any transaction in connection therewith.

To have and to hold the same unto the Agent, its successors and assigns, for the benefit of the Secured Parties from time to time, and their respective successors and assigns, forever. The Mortgagor, on behalf of itself and the Mortgagor’s successors, hereby agrees to warrant and forever defend, all and singular, title to the Mortgaged Property unto Agent, and Agent’s successors and substitutes, forever against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject, however, to the Permitted Liens, to the extent the same are valid and subsisting and affect the Property.

This Mortgage is an “Open-End Mortgage” as set forth in 42 Pa. C.S.A. §8143 and secures obligations up to a maximum principal amount of indebtedness outstanding at any time equal to $450,000,000, plus accrued and unpaid interest, including advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Property or the lien of this Mortgage, expenses incurred by the Agent by reason of a default or Event of Default (as hereinafter defined) by the Mortgagor under this Mortgage and reasonable advances for the construction, alteration or renovation on the Property or for any other purpose, together with all other sums due hereunder or secured hereby. All notices to be given to the Agent pursuant to 42 Pa. C.S.A. §8143 shall be given as set forth in Section 0 hereof.

Representations and Warranties. The Mortgagor represents and warrants to the Agent that:

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(i) the Mortgagor has, and Mortgagor covenants to maintain, good and valid title to an estate in fee simple absolute in the Land and Improvements and has all right, title and interest in all other property constituting a part of the Mortgaged Property subject to Permitted Liens;

(ii) its name, type of organization, jurisdiction of organization, chief executive office and entity identification number (to the extent Mortgagor’s state of organization assigns an entity identification number) are true and complete as set forth in this Mortgage;

(iii) this Mortgage is a valid first priority lien on the Property (subject to Permitted Liens);

(iv) to the Mortgagor’s knowledge, the Improvements and use of any part of the Property is in compliance with applicable zoning or similar laws or ordinances, except where the failure to so comply could not reasonably expected to result in a material adverse effect on the current use or operation of the Refinery or on the value of the Refinery (a “Material Adverse Effect”);

(v) the Mortgagor has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property, except where the failure to so comply could not reasonably expected to result in a Material Adverse Effect;

(vii) to the Mortgagor’s knowledge, there is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to the Mortgagor’s knowledge, threatened) which materially and adversely affects the Property (including, without limitation, any which challenges or otherwise pertains to the Mortgagor’s title to the Property or lien created thereby); and

(viii) the loans or other financial accommodations includes as Secured Obligations secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

Affirmative Covenants. Until all of the Secured Obligations shall have been fully paid, satisfied and discharged or this Mortgage shall otherwise be terminated or released by the Agent pursuant to Section 22 hereof, the Mortgagor shall:

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pay or perform, or cause to be paid and performed, all Secured Obligations when due as provided in the Indenture Documents;

use and permit others to use the Property (i) for its present use, and (ii) any use permitted by the Indenture;

use the Property in compliance with applicable laws, covenants, restrictions, easements or conditions (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future (collectively, “Legal Requirements”);

not use the Property in a manner that would reasonably be expected to result in a Material Adverse Effect;

procure and maintain in effect all material licenses, registrations, certificates, permits, approvals and consents required by any Legal Requirements in connection with the ownership, delivery, installation, maintenance, repair, use and operation of the Property, except where failure to do so could not reasonably expected to result in a Material Adverse Effect;

at its own cost and expense, in each case, which could not reasonably expected to result in a Material Adverse Effect : (i) keep, repair, maintain and preserve the Property in good order and operating condition and repair as existing on the date hereof, ordinary wear and tear excepted, and in conformance with the Indenture Documents, prudent industry maintenance and repair standards and all material Legal Requirements and in the event that any Legal Requirement requires any alteration, replacement or addition of or to any part of the Property, the Mortgagor will conform therewith; (ii) conduct all scheduled maintenance of the Property in conformity with the Mortgagor’s past practices, and prudent industry maintenance and repair standards (including, without limitation, the Mortgagor’s maintenance program); and (iii) cause the Property to continue to have at all times the capacity and functional ability to perform, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing and subject to any Event of Loss) and in commercial operation, the functions for which it was specifically designed;

maintain or cause to be maintained, all records, logs and other materials required by any governmental authority having jurisdiction over the Property in accordance with the Indenture Documents;

in the event any law is enacted or adopted or amended after the date of this Mortgage which deducts the Secured Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Mortgagor or the Agent’s interest in the Property, the Mortgagor will pay such tax, with interest and penalties thereon, if any, subject to Mortgagor’s right to contest as set forth in Section 2(i) hereof;

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subject to Mortgagor’s right to contest as set forth in Section 2(i) hereof, pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to the Agent such evidence of the payment thereof as the Agent may reasonably require; and

in accordance with the provisions of the Indenture Documents, endeavor to notify the Agent promptly upon Mortgagor obtaining knowledge of the institution of any proceedings with respect to the Property for condemnation, rezoning, revocation of permits, levy, seizure, attachment, or forfeiture, or any other material and adverse matter pursuant to which the value of the Property could be significantly impaired; provided, however, in no event shall any failure by Mortgagor to notify Agent of any such proceedings constitute an Event of Default under this Mortgage or any other Indenture Document.

Notwithstanding anything to the contrary contained above, the Mortgagor (i) may contest any tax or special assessments levied by any governmental authority, and (ii) may contest the enforcement of or compliance with any Legal Requirements, and such contest on the part of the Mortgagor shall not constitute an Event of Default, if during the pendency of any such contest, the Mortgagor shall establish reserves or other provisions have been made in accordance with GAAP.

Negative Covenants. Until all of the Secured Obligations shall have been fully paid, satisfied and discharged or this Mortgage shall otherwise be terminated by the Agent, the Mortgagor shall not, except as otherwise permitted by the terms and conditions of the Indenture Documents:

execute an assignment or pledge of the Rents or the Leases other than in favor of the Agent, accept any prepayment of an installment of any Rents prior to the due date of such installment; or enter into any leases or subleases of all or any part of the Property unless such leases or subleases shall be subordinated to this Mortgage and to the Agent’s rights hereunder and, together with any and all rents, issues or profits relating to such lease or sublease, are hereby assigned to Agent as additional collateral security for the Secured Obligations;

sell, convey or otherwise transfer any interest in the Property (whether voluntarily or by operation of law), or agree to do so, except in favor of the Agent;

take or permit any action with respect to the Property which will in any manner impair the security of this Mortgage or materially impair the use of the Property; and

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deliver, cause to be delivered, or permit any of its affiliates to deliver to the Agent a notice pursuant to 42 Pa. C.S.A. §8143 (or any successor or similar law, rule or regulation) electing to limit the indebtedness secured by this Mortgage.

Inspection of Property. The Agent shall have the right to enter the Property upon reasonable advance notice and at any reasonable hour for the purpose of inspecting the order, condition and repair of the buildings and improvements erected thereon, as well as the conduct of operations and activities on the Property. The Mortgagor shall provide the Agent (and the Agent’s employees, agents and consultants) reasonable rights of access to the Property as well as such information about the Property and the past or present conduct of operations and activities thereon as the Agent, the Agent’s designee or the Holders shall reasonably request.

Events of Default. The occurrence of an “Event of Default” (as defined in any Indenture Document) shall be an Event of Default hereunder.

Rights and Remedies of Agent. If an Event of Default occurs and is continuing beyond any applicable cure periods, the Agent may, at its option and without demand, notice or delay, do one or more of the following:

If an Event of Default occurs and is continuing beyond any applicable cure periods, the Agent may, at its option and without demand, notice or delay, do one or more of the following:

(b) exercise its remedies under the Indenture Documents;

(c) institute and maintain (A) an action of mortgage foreclosure against the Mortgaged Property and the interests of the Mortgagor therein, (B) institute and maintain an action on any instruments evidencing the Secured Obligations or any portion thereof, or (C) take such other action at law or in equity for the enforcement of any of the Indenture Documents as the law may allow (including any power of sale available under applicable law), and in each such action described in this Section 6(a) the Agent shall be entitled to all costs of suit and attorneys fees; or

(d) with respect to any lease or sublease of the Property, (A) collect any or all of the Rents, including any Rents past due and unpaid, (B) perform any obligation or exercise any right or remedy of the Mortgagor under any Lease, or (C) enforce any obligation of any tenant of any of the Property.

The Agent may exercise any right under this Section 6, whether or not the Agent shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Agent a “mortgagee in possession,” unless the Agent shall have entered into and shall continue to be in actual possession of the Property. The

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Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Agent and to perform all other obligations of that tenant for the direct benefit of the Agent, as if the Agent were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Agent to make such payment or perform such obligations. The Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Agent, and any such payment or performance to the Agent shall discharge the obligations of the tenant to make such payment or performance to the Mortgagor.

The Agent shall have the right, in connection with the exercise of its remedies hereunder, to the appointment of a receiver to take possession and control of the Property or to collect the Rents, without notice and without regard to the adequacy of the Property to secure the Secured Obligations. A receiver while in possession of the Property shall have the right to make repairs and to make improvements necessary or advisable in its or his opinion to preserve the Property, or to make and keep them rentable to the best advantage, and the Agent may advance moneys to a receiver for such purposes. Any moneys so expended or advanced by the Agent or by a receiver shall be added to and become a part of the Secured Obligations secured by this Mortgage.

To the fullest extent permitted by applicable law, (i) each remedy or right hereunder shall be in addition to, and not exclusive or in limitation of, any other remedy or right hereunder, under any other Indenture Document or under applicable law; (ii) every remedy or right hereunder, under any other Indenture Document or under applicable law may be exercised concurrently or independently and whenever and as often as deemed appropriate by the Agent; (iii) no failure to exercise or delay in exercising any remedy or right hereunder, under any other Indenture Document or under applicable law shall be construed as a waiver of any Event of Default; (iv) no waiver of, failure to exercise or delay in exercising any remedy or right hereunder, under any other Indenture Document or under applicable law upon any Event of Default shall be construed as a waiver of, or otherwise limit the exercise of, such remedy or right upon any other or subsequent Event of Default; and (v) no single or partial exercise of any remedy or right hereunder, under any other Indenture Document or under applicable law upon any Event of Default shall preclude or otherwise limit the exercise of any other remedy or right hereunder, under any other Indenture Document or under applicable law upon such Event of Default or upon any other or subsequent Event of Default.

MORTGAGOR ACKNOWLEDGES, AGREES AND CONSENTS THAT, IN ACCORDANCE WITH THE LEGISLATIVE INTENT AND AS ALLOWED BY 20 PA. C.S. §5601(A), THE PROVISIONS OF 20 PA. C.S. §5601 SHALL NOT APPLY TO ANY POWER OF ATTORNEY GRANTED HEREIN. THE POWERS OF ATTORNEY GRANTED HEREIN SHALL BE EXERCISED FOR THE BENEFIT OF AGENT AND NOT FOR THE BENEFIT OF MORTGAGOR, AND IN ACTING UNDER SUCH POWERS, AGENT SHALL HAVE NO FIDUCIARY DUTY TO MORTGAGOR.

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THE FOLLOWING SECTION SETS FORTH A WARRANT OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST MORTGAGOR AND/OR THE MORTGAGED PROPERTY FOR POSSESSION OF THE MORTGAGED PROPERTY. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MORTGAGOR AND/OR THE MORTGAGED PROPERTY FOR POSSESSION OF THE MORTGAGED PROPERTY, MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MORTGAGOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA. WITHOUT LIMITATION OF THE FOREGOING, MORTGAGOR HEREBY SPECIFICALLY WAIVES ALL RIGHTS MORTGAGOR HAS OR MAY HAVE TO NOTICE AND AN OPPORTUNITY FOR HEARING PRIOR TO EXECUTION UPON ANY JUDGMENT.

MORTGAGOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF LEGAL COUNSEL IN THE REVIEW AND EXECUTION OF THIS MORTGAGE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT IN PENNSYLVANIA HAVE BEEN FULLY EXPLAINED TO MORTGAGOR BY SUCH COUNSEL.

AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, WITHOUT FURTHER NOTICE, REGARDLESS OF WHETHER AGENT HAS ASSERTED ANY OTHER RIGHT OR EXERCISED ANY OTHER REMEDY UNDER THIS MORTGAGE OR ANY OF THE OTHER INDENTURE DOCUMENTS, IT SHALL BE LAWFUL FOR, AND MORTGAGOR HEREBY IRREVOCABLY AND ABSOLUTELY AUTHORIZES AND EMPOWERS, ANY ATTORNEY LICENSED IN THE COMMONWEALTH OF PENNSYLVANIA OR THE PROTHONOTARY OR SIMILAR OFFICER OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA AS ATTORNEY FOR MORTGAGOR TO APPEAR FOR AND CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION AGAINST MORTGAGOR AND ALL PERSONS CLAIMING UNDER MORTGAGOR FOR THE RECOVERY BY AGENT OF POSSESSION OF ALL OR ANY PART OF THE MORTGAGED PROPERTY, FOR WHICH THIS MORTGAGE, OR A COPY VERIFIED BY AFFIDAVIT, SHALL BE SUFFICIENT WARRANT, AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER AND WITHOUT STAY OR EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE COMMENCED THE SAME SHALL BE DISCONTINUED AND/OR THE POSSESSION OF THE MORTGAGED PROPERTY REMAIN IN OR BE RESTORED TO MORTGAGOR, AGENT SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS TO BRING ONE OR MORE ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF ALL OR ANY PART OF THE MORTGAGED PROPERTY.

MORTGAGOR HEREBY RELEASES AND AGREES TO RELEASE AGENT AND ANY SUCH ATTORNEY FROM ALL PROCEDURAL ERRORS AND DEFECTS WHATSOEVER

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IN ENTERING SUCH JUDGMENT OR IN CAUSING SUCH WRIT OR PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, PROVIDED THAT AGENT SHALL HAVE FILED IN SUCH ACTION AN AFFIDAVIT MADE ON AGENT’S BEHALF SETTING FORTH THE FACTS NECESSARY TO AUTHORIZE THE ENTRY OF SUCH JUDGMENT ACCORDING TO THE TERMS OF THIS INSTRUMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE PRIMA FACIE EVIDENCE.

MORTGAGOR ACKNOWLEDGES AND AGREES THAT (I) THE POWER OF ATTORNEY HEREIN GRANTED SHALL IN NO WAY BE CONSTRUED AS TO BENEFIT MORTGAGOR; (II) SUCH PERSONS HEREIN GRANTED THIS POWER OF ATTORNEY SHALL HAVE NO DUTY TO EXERCISE ANY POWERS GRANTED HEREUNDER FOR THE BENEFIT OF MORTGAGOR; AND (III) AGENT HEREIN GRANTED THIS POWER OF ATTORNEY SHALL, TO THE EXTENT EXERCISABLE, EXERCISE ANY AND ALL POWERS GRANTED HEREUNDER FOR THE BENEFITS OF AGENT AND THE HOLDERS.

Initials of Signatory for Mortgagor

Application of Proceeds. The Agent shall apply the proceeds of any foreclosure sale of, or other disposition or realization upon, or Rents or profits from, the Mortgaged Property in the manner set forth in Section 6.10 of the Indenture (and any comparable provision of any other Indenture Document).

Agent’s Right to Protect Security. The provisions of Sections 7.01, 7.02 and 7.12 of the Indenture shall inure to the benefit of the Agent in respect of this Mortgage. The Agent is hereby authorized to appear in and defend any action or proceeding purporting to affect the security hereof or the Agent’s rights or powers hereunder. If the Mortgagor fails to pay or perform any obligation of the Mortgagor hereunder with respect to the maintenance of insurance, compliance with Legal Requirements or payment of taxes, after the expiration of any applicable grace period the Agent and the representatives of the Agent shall have the right to pay or perform such obligation (a) without notice, when an Event of Default has occurred and is continuing, (b) with simultaneous notice, if such payment or performance is necessary in the reasonable opinion of the Agent to preserve the Agent’s rights under this Mortgage or with respect to the Mortgaged Property, or (c) after notice given reasonably in advance to allow the Mortgagor an opportunity to pay or perform such obligation, provided that the Mortgagor is not contesting payment or performance in accordance with the terms hereof and further provided that no such payment or performance shall be construed to be a cure

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of any default or waiver of any default. The Mortgagor shall reimburse the Agent on demand for the reasonable costs of performing any such obligations and any amounts not paid on demand shall bear interest, payable on demand, for each day until paid at the rate of interest applicable to the Initial Notes for such day.

Appointment of Agent as Attorney-in-Fact. The Agent, or any of its officers, is hereby irrevocably appointed attorney-in-fact for the Mortgagor (without requiring any of them to act as such), such appointment being coupled with an interest, and, to the fullest extent permitted by applicable law, Agent is hereby authorized by Mortgagor to do any or all of the following after the occurrence and during the continuance of an Event of Default: (a) collect the Rents; and (b) execute, deliver and file, at Mortgagor’s sole cost and expense such financing, continuation or amendment statements and other instruments as the Mortgagor may direct or as may be required by applicable law in order to perfect, protect and maintain its security interest under the UCC on any portion of the Mortgaged Property constituting fixtures or Article 9 Collateral (as defined herein).

Certain Waivers. To the fullest extent permitted under applicable law, the Mortgagor shall not assert, and hereby irrevocably waives, any right or defense the Mortgagor may have under any statute or rule of law or equity now or hereafter in effect relating to (a) appraisement, valuation, homestead exemption, extension, moratorium, stay, statute of limitations, redemption, marshaling of the Mortgaged Property, sale of the Mortgaged Property in any order or notice of deficiency or intention to accelerate any Secured Obligation; (b) impairment of any right of subrogation or reimbursement; (c) any requirement that at any time any action must be taken against any other Person, any portion of the Mortgaged Property or any other asset of the Mortgagor or any other Person; (d) any provision barring or limiting the right of the Agent to sell any Mortgaged Property after any other sale of any other Mortgaged Property or any other action against the Mortgagor or any other Person; (e) any provision barring or limiting the recovery by the Agent of a deficiency after any sale of the Mortgaged Property; (f) any other provision of applicable law which shall defeat, limit or adversely affect any right or remedy of the Agent or any Secured Party under or with respect to this Mortgage or any other Indenture Document as it relates to any Mortgaged Property; or (g) the right of the Agent to foreclose this Mortgage in its own name on behalf of all of the Secured Parties by judicial action as the real party in interest without the necessity of joining any Secured Party.

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Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in the manner set forth in the Indenture and may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

Security Agreement/Fixture Filing.

This Mortgage is a Security Agreement as defined in the UCC. The Mortgagor represents and warrants that (i) the Mortgagor has not performed any acts that could reasonably expected to prevent the Agent from enforcing any of the provisions of this Mortgage or that would limit the Agent in any such enforcement; (ii) no financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Mortgaged Property owned by the Mortgagor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Mortgaged Property, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens; and (iii) after the date hereof, no Equipment owned by the Mortgagor will be in the possession or under the control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien and other than with respect to Equipment that is out for repair or maintenance or in transit in the ordinary course of business.

Mortgagor shall maintain, execute and deliver to Agent such documents, instruments and further assurances (including without limitation preparing and causing to be recorded an amendment to this Mortgage for the purpose of increasing the secured amount set forth in this Mortgage at such time as the aggregate principal amount of the Secured Obligations is in excess of such amount), from time to time, as may be required by applicable law to create, perfect and preserve Agent’s security interest in the Equipment the security in which can be perfected by the filing of a financing statement with the Secretary of State for the Commonwealth of Pennsylvania (the “Article 9 Collateral”) pursuant to the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania (“UCC”) (provided that, if perfection or the effect of perfection or non perfection or the priority of any security interest in any Article 9 Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Pennsylvania, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority). Mortgagor shall prepare and file, at Mortgagor’s sole cost and expense, such financing, continuation or amendment statements and other instruments as may be required by applicable law in order to continue the security interest in favor of the Agent under the UCC on the Article 9 Collateral. In addition, Mortgagor hereby irrevocably authorizes Agent to cause financing statements (and amendments thereto and continuations thereof) describing the Article 9 Collateral as set forth herein and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so

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create, perfect, preserve or continue such security interest. Mortgagor represents and warrants to Agent that its jurisdiction of organization is the Commonwealth of Pennsylvania.

Without limitation of Agent’s rights of enforcement with respect to the Mortgaged Property or any part thereof in accordance with the procedures for foreclosure of real estate, upon the occurrence and during the continuance of an Event of Default, the Agent may exercise its rights of enforcement with respect to the Article 9 Collateral or any part thereof under the UCC and in conjunction with, in addition to or in substitution for those rights and remedies:

(i) the Agent may enter upon the Property to take possession of, assemble and collect the Article 9 Collateral or, to the extent and for those items of the Article 9 Collateral permitted under applicable law, to render it unusable (provided that the Mortgagor may at its own cost, after reasonable notice and during normal business hours, make copies of any records which the Agent takes possession of under this Section 12(c) and shall thereafter have reasonable access to such records upon reasonable prior notice in accordance with Section 4);

(ii) the Agent may require the Mortgagor to assemble the Article 9 Collateral and make it available at a place the Agent designates which is mutually convenient to allow the Agent to take possession or dispose of the Article 9 Collateral;

(iii) written notice mailed to the Mortgagor as provided herein at least ten (10) days prior to the date of public sale of the Article 9 Collateral or prior to the date after which private sale of the Article 9 Collateral will be made shall constitute reasonable notice;

(iv) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under the rights of sale as provided above in Section 6;

(v) in the event of a foreclosure sale, under judgment of a court, the Article 9 Collateral and the other Mortgaged Property may, at the option of the Agent, be sold as a whole;

(vi) it shall not be necessary that the Agent take possession of the Article 9 Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section 12(c) is conducted and it shall not be necessary that the Article 9 Collateral or any part thereof be present at the location of such sale;

(vii) with respect to application of proceeds of disposition of the Article 9 Collateral, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses incurred by the Agent;

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(viii) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Obligations or as to the occurrence of any default, or as to the Agent having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(ix) the Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Agent.

This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures related to the Property. The information in this section is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Mortgagor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage. Agent is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in the granting clauses to this Mortgage.

Mortgagor represents and warrants to Agent that (i) it is the record owner of the fee title interest in the Land, (ii) it is duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, (iii) has its chief executive office located at 15 Bradley Street, Warren, Pennsylvania 16365, and (iv) the organizational identification number of Mortgagor is set forth on the cover sheet to this Mortgage.

Further Acts. The Mortgagor will, at the reasonable cost of the Mortgagor and without expense to the Agent, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances, from time to time, as may be required by applicable law for the better assuring, conveying, assigning, transferring or confirming unto the Agent the property and rights hereby mortgaged, or which Mortgagor may be or may hereafter become bound to convey or assign to the Agent, or for carrying out the intent of or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage. The Mortgagor grants to the Agent an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to the Agent under this Mortgage, at law or in equity.

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Documentary Stamps, Mortgage Recording or Intangibles Taxes. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to any Initial Notes or this Mortgage, or impose any other tax or charge on the same, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

Preservation of Rights; Agent’s Rights. No delay or omission on the Agent’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Agent’s action or inaction impair any such right or power. The Agent’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Agent may have under other agreements, at law or in equity. In connection with its appointment and acting hereunder the Agent is entitled to all rights, benefits, privileges and protections provided to it as Collateral Agent under the Security Agreement.

Illegality. If any provision contained in this Mortgage should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Mortgage.

Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Mortgagor from, any provision of this Mortgage will be effective unless made in a writing signed by the Mortgagor and Agent and otherwise made in accordance with the terms of the Indenture and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Mortgagor will entitle the Mortgagor to any other or further notice or demand in the same, similar or other circumstance.

Entire Agreement. This Mortgage (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Successors and Assigns. This Mortgage will be binding upon and inure to the benefit of the Mortgagor, the Agent, each Holder and their respective heirs, executors, administrators, successors and assigns.

Interpretation. In this Mortgage, unless the Agent and the Mortgagor otherwise agree in writing, the singular includes the plural and the plural the

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singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Mortgage; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Mortgage. Section headings in this Mortgage are included for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose. If this Mortgage is executed by more than one party as Mortgagor, the obligations of such persons or entities will be joint and several.

Indemnity. The Mortgagor shall indemnify each of the Agent, the Trustee under the Indenture, and each Holder and each of their respective directors, officers, employees and agents (the “Indemnified Parties”), and shall hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all reasonable attorneys’ fees and charges with whom any Indemnified Party may consult and all reasonable expenses of litigation and preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Mortgagor), in connection with or arising out of or relating to (a) the administration or enforcement this Mortgage, including such expenses as are incurred to preserve the value of the Mortgaged Property or the validity, perfection, rank or value of the Lien granted by the Mortgagor under this Mortgage; (b) the collection, sale or other disposition of any Mortgaged Property; (c) the Agent’s good faith exercise of any of its rights and remedies hereunder; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, street or ways; and (e) any use, misuse, non-use, condition, maintenance or repair by the Mortgagor or anyone claiming by, through or under the Mortgagor; provided, that any claims caused by the willful misconduct or gross negligence of any Indemnified Party as determined by a court of competent jurisdiction shall be excluded from the foregoing indemnification of such Indemnified

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Party. Any amount payable under this Section will be deemed a demand obligation and will bear interest at the rate of interest applicable to the Initial Notes. The obligations of the Mortgagor under this Section shall survive the termination of this Mortgage.

Releases/Partial Release. The lien of this Mortgage shall be released in whole or in part (as applicable): (i) (A) if the Mortgagor exercises its legal defeasance option or covenant defeasance option under Section 8.01 of the Indenture and (B) upon the satisfaction of the Specified Hedging Obligations, (ii) upon satisfaction and discharge of the Secured Obligations, (iii) upon the sale, transfer or other disposition of any of the Mortgaged Property or a portion thereof permitted under the Indenture Documents, (iv) with the consent of the Holders pursuant to the Indenture, (v) in connection with financing of the construction of a coker plant or hydrogen plant located at or on the Refinery, and (vi) in connection with the incurrence of any permitted Purchase Money Indebtedness including Capital Lease Obligations and Non-Recourse Purchase Money Indebtedness. With respect to any release contemplated by clauses (v) and (vi) (each, a “Partial Release”), the Mortgagor shall execute and deliver to the Agent a certificate and undertaking stating or agreeing to the following: (a) any costs and expenses of the Agent incurred in connection with the Partial Release will be paid by the Mortgagor, (b) the land proposed to be released (the “Proposed Released Land”) (if applicable) does not underlie the improvements and Equipment comprising the Refinery and are not otherwise used in the operation of the Refinery, (c) the asset or assets proposed to be released (the “Proposed Release Assets”) (if applicable) are not otherwise used in the operation of the Refinery, (d) the releases of the Proposed Released Land (if applicable) (x) will not constitute a subdivision requiring a platting of the Refinery under applicable law or (y) will constitute a subdivision requiring a platting of the Refinery under applicable law and such platting has been accomplished in accordance with applicable laws, (e) the releases of the Proposed Released Land or the Proposed Release Assets (as applicable) will not impair the Agent’s rights and remedies with respect to the lien on the Refinery (excluding the Proposed Released Land or Proposed Released Assets), and (f) the releases of the Proposed Released Land or the Proposed Release Assets (as applicable) will not have a material adverse effect on (x) the current use or operation of the Refinery (giving effect to the release of the Proposed Released Land or Proposed Released Assets), or (y) the value of the Refinery (excluding the Proposed Released Land or Proposed Released Assets). In order to effect any release permitted under the Indenture and this

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Section 22, the Agent will, at the expense of the Mortgagor, execute and deliver such release or partial release as the Mortgagor shall reasonably request to evidence such release or partial release, provided, however, that any such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Mortgagor in respect of) all interests in Mortgaged Property not so released. Any execution and delivery of documents pursuant to this Section 22 shall be without recourse to or warranty by the Agent.

Subordinations; Non-Disturbance Agreements; Access Agreement. The Agent, at the Mortgagor’s cost and expense, shall execute and deliver to the Mortgagor cross-easement agreements, access agreements, subordination agreements and non-disturbance agreements (each, a “Requested Agreement”) necessary in connection with any construction and/or financing of a coker or hydrogen plant or any assets, property or improvements subject to Purchase Money Indebtedness (including Capital Lease Obligations and Non-Recourse Purchase Money Indebtedness), upon a written request of the Mortgagor which shall include the following certification: the Requested Agreement (i) will not in any material respect impair the Agent’s rights and remedies with respect to the lien on the Refinery (giving effect to the Requested Agreement), and (ii) will not have a material adverse effect on the current use or operation of the Refinery (giving effect to the Requested Agreement), or on the value of the Refinery (giving effect to the Requested Agreement). Notwithstanding the foregoing, the execution and delivery by the Agent to the Mortgagor of any Requested Agreement (x) shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Mortgagor in respect of) all interests in Mortgaged Property not the subject of such Requested Agreement, and (y) shall be without recourse to or warranty by the Agent.

Governing Law and Jurisdiction. THIS MORTGAGE HAS BEEN DELIVERED TO AND ACCEPTED BY THE AGENT AND WILL BE DEEMED TO BE MADE IN THE COMMONWEALTH OF PENNSYLVANIA. THIS MORTGAGE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES.

Change in Name or Locations. The Mortgagor hereby agrees that if the location of any of the Mortgaged Property changes from the Land (other than in connection with a

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disposition as permitted under the Indenture) or its chief executive office, or if the Mortgagor changes its name, its type of organization, its state of organization (if Mortgagor is a registered organization), the Mortgagor will promptly notify the Agent in writing of the additions or changes.

WAIVER OF JURY TRIAL. THE MORTGAGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS MORTGAGE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS MORTGAGE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS THEREOF, this Mortgage has been duly executed by the Mortgagor hereto as of the day first set forth above.

MORTGAGOR:

UNITED REFINING COMPANY, A PENNSYLVANIA CORPORATION

By:
Name:
Title:

Attest:
Name:
	Title:	Secretary

CERTIFICATE OF RESIDENCE

The undersigned certifies that the residence of the Agent is 525 William Penn Place, 38th Floor, Pittsburgh, PA 15259.

On behalf of the Agent

STATE OF

COUNTY OF

ON THIS, the              day of                      , 2011, before me, the subscriber personally appeared                                          , who I am satisfied is the person who executed the foregoing instrument and who acknowledged to me that he executed the foregoing instrument as                                          of United Refining Company, a Pennsylvania corporation, the entity named in the foregoing instrument, and who, in such capacity, is authorized to do so and did execute the foregoing instrument as such entity’s voluntary act and deed for the purposes therein contained by signing on behalf of said limited liability company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(Print Name and Title)

EXHIBIT A

Warren Refinery Property Legal Description by Tax I.D. Number

Tax I.D. Number WN-822-910000-000

Parcel 1 - 1

All that Certain Piece or Parcel of Land situate in the Township of Glade, Warren County and State of Pennsylvania, bounded and described as follows, to wit: Beginning at a point on the easterly’ side of a fifty foot street one hundred and fifty feet southerly from the intersection of said street with the southerly side of Dobson Avenue, it being also the southwesterly corner of a certain piece of land sold by the parties of the first part hereto to August Weber by deed dated Feb. 1, 1902, recorded in the Recorder’s Office in and for said County in Deed Book 91, page 263, and designated as lot Number 96 of a map of lands of Malvina J. Lacy made by Alson Rogers, C.E. October 15, 1889; thence continuing southerly along the easterly side of said fifty foot street, as extended southerly between the land of Keystone Glue Manufacturing Company, Limited, and the land hereby conveyed, to the northerly line of the right of way of the Western New York and Pennsylvania Railroad Company; thence along the northerly line of said right of way easterly to a point where the extension of Marrer Street intersects the same; thence northeasterly along the westerly side of said Marrer Street to Dobson Avenue; thence along the southwesterly side of said Dobson Avenue to the northeasterly corner of Lot Number 86, as shown on the map or plot herein referred to. Deed Reference: Liber 91, page 553.

Parcel lA-l

All that Certain Piece or Parcel of Land situate on the southwest side of Dobson Avenue in Glade Township, Warren County and State of Pennsylvania, being Lot Number Eighty-seven (87), as shown on plot of land of Malvina J. Lacy made by Alson Rogers, Surveyor, October 15, 1889; said lot have a frontage of fifty feet (50) on said Dobson Avenue and extending back therefrom a distance of one hundred and fifty (150) feet, excepting and reserving, nevertheless therefrom, a strip of land ten (10) feet in width off from the back end of said lot. Deed Reference: Liber 91, page 554.

Parcel 2 - 2

All that Certain Piece or Parcel of Land situate in Warren Borough (formerly Glade Township), Warren County, Pennsylvania, and being a part of Lots No. 85 and 86, according to the map of plot of lands of Malvina J. Lacy, made by Alson Rogers, surveyor, October 15, 1889, bounded and described as follows: Beginning at a point in the southerly line of Dobson Ave., at the dividing line of Lots No. 84 and 85; thence southerly along the said dividing line of Lots No. 84 and 85 a distance of 105 feet to a stake; thence westerly in a line parallel with Dobson Avenue a distance of 70 feet to a stake; thence northerly in a line parallel with the dividing line of Lots No. 84 and 85 a distance of 105 feet to the southerly line of Dobson Avenue, thence easterly along the southerly line of Dobson Avenue 70 feet to the place of beginning. Having a frontage on Dobson Avenue of seventy (70) feet and a depth of one hundred and five (105) feet. Deed Reference: Liber 1211, page 394.

Parcel 3 - 3

All those certain pieces, parcels of lots of land situate in the Township of Glade, County of Warren, and State of’ Pennsylvania, described as follows, to-wit; known and designated as Lots Numbers Ninety-three (93), Ninety-three and one-half (93-l/2), Ninety-four (94) and Ninety-five (95) as laid out and numbered on a plot or map made by Alson Rogers, surveyor, October 15, 1889, on lands of Mrs. Malvina J. Lacy in Glade Township, Warren County, Pennsylvania. Said lots being situated on the southwest side of Dobson Avenue. This deed is made subject to the reservation regarding the oil right and oil leases in said deed from Mrs. Lacy to Allen Todd, et al and to the reservations concerning the same contained in the deed or deeds to first parties. Excepting and reserving, also, a strip of land ten (10) feet in width from the rear or southwest end of said lots hereby conveyed and across the entire width of each and all of them, as reserved in the several deeds to the parties of the first part in the several conveyances to them by Allen Todd, et al, to the use of the parties for whom the same was reserved in the several deeds to parties of the first part. Deed Reference: Liber 116, page 249.

Parcel 4 -4

All that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, and being Lot Number Eighty-eight (88), as shown on plot of lands of Malvina J. Lacy, made by A1son Rogers, C.E., ,October 15, 1889, said lot having a frontage of fifty two and five tenths (52.5) feet on the southwest side of Dobson Avenue and extending back therefrom one hundred and fifty (150) feet. Excepting and reserving from said lot and this conveyance a strip of land ten feet in width from the rear end of said lot, across the entire width thereof. Deed Reference: Liber 125, page 583.

Parcel 5 - 5

That portion of River Street conveyed to United Refining Co. by Warren Borough Ordinance dated August 17, 1914, as described by Ordinance of the same date, as follows: vacating part of River Street, a public street in the Borough of Warren, Pennsylvania, between Dobson Avenue and the right of way of the Pennsylvania Railroad Company. Be it enacted and Ordained by the Burgess and Town Council of the Borough of Warren, Pennsylvania, and it is hereby enacted and ordained by authority of the same as follows:

Section 1 - That all that part of River Street, a public street in the Borough of Warren, Pa., between Dobson Avenue and the right of way of the Pennsylvania Railroad Company, lying and being southeasterly of a line parallel with the center line of said River Street, and five feet southeasterly therefrom, be and the same is hereby vacated.

Section 2 - That all that part of River Street, a public street in the Borough of Warren a foresaid, between the southerly line of Dobson Avenue and the northerly line of a lane, or alley intersecting River Street, bounded and described as follows: Beginning at a point where the easterly line of River Street, as laid down on the map of Malvina J. Lacy, and recorded in the Recorders Office in and for Warren County in Deed Book 90, page 445, intersects the southerly line of Dobson Avenue; thence by said easterly line of River Street, south 51 degrees, 44 minutes, west 140’ to a lane or alley; thence by said lane or alley, North 38 degrees 16 minutes west 20 feet; thence north 51 degrees, 44 minutes, east 140 feet to the-south line of Dobson Avenue; thence by said line south 38 degrees, 16 minutes east 20 feet to the place of beginning. And also all that part of River Street, between the southerly line of said lane or alley intersecting said street, and the northerly right of way line of the Pennsylvania Railroad Company, bounded and described as follows: Beginning at a point in the easterly line of River Street, where the southerly line of the above mentioned lane or alley intersects the same being one hundred and fifty (150) feet southwesterly from the southerly line of Dobson Avenue; thence south fifty one (51) degrees forty-four (44) minutes west by the easterly line of River Street, 142.7 feet to the right of way of said Pennsylvania Railroad Co. thence by said right of way line, north 44 degrees 26 minutes west 20.1 feet; thence north 51 degrees, 44 minutes east 144.8 feet to a projection of the southerly line of the above mentioned lane or alley; thence by said projection south 38 degrees 16 minutes east 20 feet to the place of beginning; be and the same is hereby vacated. Deed Reference: Liber 125, page 605.

Parcel 6 - 6

All that certain piece or parcel of land situate in Warren Borough, Warren County and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, made by Alson Rogers, surveyor, October 15, 1889, as Lot No. Ninety-six (96), said lot having a frontage of fifty-two (52) feet and six (6) inches on the southerly side of Dobson Avenue, and extending back therefrom a distance of one hundred and fifty (150) feet. Excepting and reserving therefrom a strip of land ten (10) feet in width off from the southerly or southwesterly end of said lot. Deed Reference Liber 219, page 559.

Parcel 7 - 7

All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania on the Southwest of Dobson Avenue and being Lot #89 as shown on plot of land of Malvina J. Lacy made by Alson Rogers, C.E. October 15, 1889. Said lot having a frontage of 52 and 5/10 feet on Dobson Avenue and extending back from said Avenue 150 feet. Excepting and Reserving, however, from said lot and this conveyance a strip 10 feet wide from the rear end of said lot across the entire width of said lot. Deed Reference: Liber 132, page 121.

Parcel 8 - 8

All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania, on the Southwest of Dobson Avenue and being Lot Number Ninety (90) as shown on plan of land of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 15, 1889, said lot having a frontage on Dobson Avenue of fifty (50) feet and extending back one hundred and fifty (150) feet. Excepting and reserving, however, from the said lot and this conveyance a strip of land ten (10) feet wide from the rear end of said lot across the entire width of said lot. Deed Reference: Liber 131, page 185.

Parcel 9 - 9

All that certain piece or parcel of land, situate, lying and being in Warren Borough, Warren County, State of Pennsylvania, known and designated as Lots No. ninety-one (91) and Ninety-two (92) on a plat of lots on lands of Mrs. Malvina J. Lacy, Glade Township, Warren County, Pa. surveyed by Alson Rogers, Surveyor, October 15th, 1889, each of said lots Ninety-one and

Ninety-two having a frontage on Dobson Avenue of Fifty-two and five tenths (52.5) feet and extending back a distance of one hundred and forty (140) feet and said lots being contiguous. Deed Reference: Liber 219, Page 561.

Parcel 10 - 10

All those certain pieces, parcels or lots of land situate in the Borough of Warren (formerly in Glade Township), County of Warren and State of Pennsylvania, bounded and described as follows:

THE FIRST THEREOF: BEGINNING at a Maple stump at the mouth of the Glade Run and being the Southeast corner of land formerly of Z. H. Eddy, later E. N. Lacey: thence with said Lacey’s East line North twenty five degrees (25°) east thirty and five tenths (30.5) rods; thence South eight degrees (8°) East two (2) rods; thence North sixty degrees (60°) East twenty-one and eight tenths (21.8) rods to a post in the South side of the road; thence along the south side of said road South thirty-seven degrees (37°) East twelve and six tenths (12.6) rods to a post; thence South forty-three degrees (43°) West forty-six (46) rods to the Allegheny River; thence along said River, North fifty degrees (50°) West twelve (12) rods to the place of beginning. CONTAINING four and three fourths (4-3/4) acres, be the same more or less.

THE SECOND THEREOF: BEGINNING at a post in the Northwest corner; and the Northeast corner of land formerly of C.G. Rice, and formerly Newkirk and known as the tannery lot, standing in the South side of the highway leading up the Allegheny River; thence South forty-one degrees fifteen minutes (41° 15’ ) West forty-five and three tenths (45.3) rods to a post on the bank of the Allegheny River; thence up said River South sixty degrees thirty minutes (60° 30’) East nineteen and five tenths (19.5) rods to a post; thence North forty-one degrees fifteen minutes (41° 15’) East thirty-seven and five tenths (37.5) rods to a post in the South line of said highway; thence along said line North thirty-eight degrees thirty minutes (38° 30’) West nineteen and four tenths (19.4) rods to the place of beginning. CONTAINING five (5) acres, strict measure.

THE THIRD THEREOF: BEGINNING at a post on the East side of the Glade Run and North side of the public road, witnesses, to the post on the North by a White Oak and on the East by a Hickory; thence along the public road South thirty degrees and thirty minutes (30°30’) East eight and five tenths (8.5) rods to a post; thence North fifty-three degrees thirty minutes (53° 30’) East nineteen (19) rods to a post; thence North thirty-six degrees thirty minutes (36° 30’) West eleven (11) rods to the bank of Glade Run; thence down the Glade Run to the place of beginning. CONTAINING one hundred seventy-two and one half (172-1/2) perches of land, be the same more or less. (Excepting and reserving the right now, or formerly, occupied by Henry R. Kees and his successors for conducting water by pipe or pump logs across said property).

THE FOURTH THEREOF: BEGINNING at a post in the line about twelve (12) rods Southwest from a stone corner on the public way; thence South on said line forty-one degrees fifteen minutes (41° 15’) West sixteen and three tenths (16.3) rods to the North line of the Buffalo, Pittsburgh & Western Railroad; thence along the North line of said railroad to within fourteen (14) feet of the west line of land heretofore conveyed to George Allen; thence parallel with said Allen’s line five and seven tenths (5.7) rods to a post; thence Westerly parallel with the public way twenty two (22) rods to the place of beginning. CONTAINING two hundred forty-five and three tenths (245.3) perches of land.

THE FIFTH THEREOF: BEGINNING at a post in the line of Melvin J. Lacey’s land eighteen and four tenths (18.4) rods South fifty-one degrees (51°) West from an Oak tree standing on the South side of the public road leading from Warren to Glade Run tannery and on the line of land of Baldensperger and Schoff, running thence south fifty-one and one half degrees (51-1/2°) West six and one tenth (6.1) rods to a post; thence North eighty-one and one half degrees (81-1/2°) west six and one twentieth (6-1/20) rods to a post, thence North fifty-six degrees (56°) West four and two one hundredths (4-2/100) rods to a post; thence South thirty-four degrees (34°) West thirty-one (31) rods to the Allegheny River; thence South fifty-six degrees (56°) East along the said River twelve and eighty-two hundredths (12.82) rods to a post; thence North thirty-five degrees (35°) East thirty-one and five tenths (31. 5) rods to a post; thence North eight degrees (8°) West five and eight tenths (5.8) rods to the place of beginning. CONTAINING two (2) acres of land.

THE SIXTH THEREOF: BEGINNING at a post South fifty-one degrees (51°) West six and fifty-two one hundredths (6.52) rods from the Oak tree standing on the South side of the tannery road, thence South fifty-one degrees (51°) West eleven and eighty-eight hundredths (11.88) rods to the Lacey line; thence South eight degrees (8°) East along said Lacey line eight (8) rods to a post; thence North fifty-seven degrees fifty-one minutes (57°51’) East along Glade Run Creek fifteen and five tenths (15.5) rods to a post; thence north thirty-two degrees ten minutes (32°10’) West to the place of beginning. CONTAINING three fourths (3/4) of an acre of land, be the same more or less.

THE SEVENTH THEREOF: BEGINNING at a post, being the Northwest corner of lands formerly conveyed to J.V. Newkirk by Oren Hook and wife; thence South forty-two degrees fifteen minutes (42°15’) West forty-five and four tenths (45.4) rods to the bank of the Allegheny River; thence up said River South fifty-eight degrees (58°) East twenty-four (24) rods; thence South seventy-one degrees thirty minutes (71°’30’) East twenty-seven and two tenths (27.2) rods to a post near a Butternut tree; thence North forty-four degrees and fifteen minutes (44°15’) East twenty-one and two tenths (21.2) rods to a post in the public way leading up the Allegheny River; thence North forty-two degrees thirty minutes (42° 30’) West forty-nine and three tenths (49.3) rods to the place of beginning. CONTAINING eleven (11) acres and fourteen (14) perches, more or less. Always excepting and reserving out of this conveyance the following pieces or parcels of land; viz: One acre sold or conveyed by Charles G. Rollins and wife to Amelia Allen by deed dated August 25, 1875, and recorded in the office for the recording of deeds in and for the said County of Warren in Deed Book 39 at page 484; Five acres sold and conveyed by William Petrie and wife to L.A. Robertson by deed dated September 15, A.D. 1877, and recorded in said Recorder’s office in Deed Book 42 at page 357. Two hundred forty-five and three tenths perches of land sold and conveyed by said Charles G. Rollins and wife to L.A. Robertson by deed bearing date July 13th, A.D. 1882, and recorded in said office in Deed Book 58 at page 444, and three lots, each fifty feet front by 132 feet in depth conveyed by the said Chas. G. Rollins to Mary M. Rollin by deed dated December 24th, 1889, and recorded in said office in Deed Book 67 at page 652. This conveyance is made subject to the right of way heretofor granted to what is now called the Western New York and Pennsylvania Railroad

Company. Also subject to the lease for oil wells granted to P.E. Calhoun. EXCEPTING AND RESERVING, nevertheless out of and from the operation of this grant and from the lands hereby conveyed, all the petroleum, oil and gas and other minerals contained in or under or upon the hereinabove described lands, with the right to operate the same in the usual and customary manner without any liability for any damage done in so doing; as fully as the said petroleum, oil and gas and other minerals and rights were reserved in deed from C. G. Rice and wife to Penn Tanning Company dated April 20th, 1893, and recorded in the office of the Recorder of Deeds in and for Warren County in Deed Book 76 at page 4, on July 29th, 1893; AND the said Penn Tanning Company has since the date of the said above recited deed become merged and consolidated with the Elk Tanning Company, under which merger all the rights franchises and property of both of said corporations became vested in a new consolidated corporation under the name of Elk Tanning Company, as will appear by articles of merger and consolidation on file in the office of the Secretary of the Commonwealth at Harrisburg, Penna. Also hereby granting and conveying unto the said grantee.

THE EIGHTH THEREOF: BEGINNING at an iron pipe in the Southerly line of Pennsylvania Avenue East at the Northeast corner of lands of Anna C. Ba1densperger and six hundred and thirty-two (632) feet Southeasterly from the East line of Bradley Street; thence along the Southerly line of Pennsylvania Avenue East, South thirty-eight degrees sixteen minutes (38° 16’) East one hundred ninety-six and three tenths (196.3) feet to Glade Run and the lands of the said Elk Tanning Company; thence along said run and the lands of the said Elk Tanning Company, South seventy-three degrees thirty-four minutes (73° 34’) West, one hundred fifteen and three tenths (115.3) feet to other land of said Elk Tanning Company; thence along said lands of said Elk Tanning Company, North thirty six degrees and twenty-one minutes (36° 21’) West one hundred forty-five (145) feet, more or less, to said lands of Anna C. Baldensperger; thence Northeasterly along said lands of Anna C. Ba1densperger, one hundred three and three tenths (103.3) feet to the place of beginning. BEING the same lot or parcel of land that was granted and conveyed to the grantor herein by Salome Graindley and her husband by deed dated September 9th, 1918, and recorded in the office for the recording of deeds in and for Warren County in Deed Book 130 at page 780, on September 10th, 1918. The several pieces or parcels of land hereinabove described, with the exception of Parcel Number Three, adjoin each other and this deed is made and it is the intention of the grantor hereto to convey by this instrument unto the grantee all of the right, title and interest which it may have acquired by conveyance, use or occupancy, in and to the land between Pennsylvania Avenue East and the Allegheny River, bounded Westerly by the Westerly lines of Parcels Numbers Five, Six and Eight, and Easterly by the Easterly lines of Parcels Numbers Four and Seven. This deed is made subject to a right of way for a pipe or oil line granted to the Wi1burine Oil Works, Limited, by agreement in writing dated February 8th, 1910. Subject also to a right of way for a sewer line granted to the Borough of Warren by agreement in writing dated May 20, 1920. Deed Reference: Liber 148, Page 294. Excepting and Reserving a pipeline right of way granted to National Fuel Gas Distribution Corp., dated January 16, 1975 and recorded in the office for the recording of deeds in and for Warren County in Deed Book 388, page 19.

Parcel 11 - 11

All that certain piece or parcel of land situate in Warren Borough (formerly Glade Township), Warren County, Pennsylvania, and being a part of Lots Nos. 85 and 86, according to the map or plot of lands of Malvina J. Lacy made by Alson Rogers, surveyor, October 15, 1889, bounded and described as follows: BEGINNING at a point in the southerly line of Dobson Avenue at the dividing line of lots No. 84 and 85, thence southerly along the said dividing line of Lots No. 84 and 85 a distance of One Hundred five (105) feet to a stake, thence westerly in a line parallel with Dobson Avenue a distance of Seventy (70) feet to a stake, thence northerly in a line parallel with the dividing line of lots No. 84 and 85 a distance of One hundred five (105) feet to the southerly line of Dobson Avenue, thence easterly along the southerly line of Dobson Avenue seventy (70) feet to the place of beginning. Having a frontage on Dobson Avenue of Seventy (70) feet and a depth of One Hundred five (105) feet. Deed Reference Liber 150, page 105.

Parcel 12 - 12

All that piece or parcel of land situated in the Borough of Warren, Warren County, Pa., known as Lot No. 2022, including an eight room house, and Lot No. 2024 including a combination of store room and living apartment. The lots are described as follows: Beginning at a post on the south side of Pennsylvania Avenue East at the north east corner of a parcel of land conveyed by Mary M. Rollins to S.E. Walker, by deed dated May 10th, 1917, and entered in Deed Book 129, page 755, thence south thirty eight (38) degrees thirty (30) minutes east along the south side of line of said Pennsylvania Avenue East, one hundred (100) feet to a post; thence south forty-three (43) degrees fifteen (15) minutes east one hundred and thirty-two (132) feet to a post; thence north thirty-eight (38) degrees thirty (30) minutes west and parallel with line of said public road one hundred (l00) feet to a post at the corner of said land conveyed by Mary M. Rollins to S.E. Walker; thence north forty-three (43) degrees fifteen (15) minutes east, along said land conveyed to Walker one hundred thirty-two (132) feet to place of beginning: Being a lot of land one hundred (100) feet in width fronting on the southerly side of Pennsylvania Avenue East and extending in depth one hundred and thirty-two (132) feet. Deed Reference: Liber 160, page 16.

Parcel 13 - 13A

All that certain piece or parcel of land situate formerly in the Township of Glade, but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows, to wit: COMMENCING at a point in the westerly line of land now or formerly owned by Henry Crimpenshaw, one hundred forty three (143) feet southerly from the northwest corner of said land; thence running southerly along the said westerly line of said land, one hundred fifty (150) feet to the northeast line of the right of way of the W.N.Y. & P.R.R. Company; thence easterly along the said right of way of the said W.N.Y. & P.R.R. Company one hundred and eleven (111) feet to a point; thence northerly and parallel with the first mentioned line one hundred and fifty (150) feet to a point; thence westerly and parallel with the said right of way of the said W.N.Y. & P.R.R. Company one hundred and eleven (111) feet to the place of beginning. Deed Reference: Liber 161, page 17.

Parcel 16 - 14 - 1

All that certain piece or parcel of land situate in the Borough and County of Warren and State of Pennsylvania, known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in deed Book 88, Page 370, as Lot Number Fifty (50), having a frontage of fifty (50) feet on the southeasterly direction a distance of one hundred and fifty (150) feet. Deed Reference: Liber 182, page 154.

Parcel 17- 14 - 2

All that certain piece, parcel or lot of land situate lying and being on the southeast side of Alson Street in the Village of Glade Run, Township of Glade, County of Warren, and State of Pennsylvania, being Lot Number Fifty two (52) as shown on a map or plot of the lands of Malvina J. Lacy, deceased, made by Alson Rogers, surveyor, which map or plot is recorded in the recorder’s office of Warren County in Deed Book 88, page 370. Said Lot Number Fifty Two (52) being more particularly bounded and described as follows, to wit: Beginning at the point of intersection of the southerly line of Alson Street with the easterly line of Dobson Avenue; thence north easterly along the southerly line of Alson Street, easterly fifty (50) feet; thence at right angles to the southerly line of Alson Street one hundred fifty (150) feet to an alley; thence westerly along the line of said alley fifty (50) feet to the easterly line of Dobson Avenue; thence northerly along the line of Dobson Avenue one hundred fifty (150) feet to the place of beginning. Deed Reference: Liber 114, page 158.

Parcel 18- 15

All that certain piece or parcel of land situate on the north side of Dobson Avenue in the Borough of Warren, County of Warren and State of Pennsylvania, being the east one half of a certain lot known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in Deed Book 88, page 370, as Number Fifty Two (52)·, having a frontage on Dobson Avenue of seventy five (75) feet, and a depth of fifty (50) feet. Deed Reference: Liber 180, page 215.

Parcel 19 - 16

All that certain piece or parcel of land situate on the east side of Alson Street in the Borough of Warren, County of Warren and State of Pennsylvania, being the west half of a certain lot known and designated on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, and recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Number Fifty two (52) having a frontage on Alson Street of fifty (50) feet and a depth of seventy five (75) feet. Deed Reference: Liber 180, page 216.

Parcel 20 - 17

All that certain piece or parcel of land situate in the Borough of Warren, formerly in Glade Township, Warren County and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, as recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Lot Number forty eight (48) , said lot being more particularly bounded and described as follows, to wit: Beginning at a point in the southeasterly line of Alson Street, one hundred (l00) feet from the intersection of said line of Alson Street with the northerly line of Dobson Avenue; thence running southeasterly along the line of Lot Number fifty (50), as shown on said map, one hundred and fifty (150) feet to an alley; thence northeasterly along the line of said alley, fifty (50) feet to the corner of Lot Number forty six (46); thence northwesterly along the line of said last mentioned lot, one hundred and fifty (150) feet to the southeasterly line of Alson Street; thence southwesterly along said line of Alson Street fifty (50) feet to the place of beginning. Deed Reference: Liber 182, page 509.

Parcel 21 - 18

All that certain piece or parcel of land situate in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at an ash tree on the bank of the Allegheny River, being the east corner of a certain lease held by the National Transit Company from Malvina J. Lacy, dated July 23, 1884; thence north forty nine (49) degrees nineteen (19) minutes east one hundred seventy five (175) feet to a stake in the right of way line of the Western New York and Pennsylvania Railroad Company, said stake being located seven hundred and sixty five (765) feet southeasterly from where said right of way line crosses the easterly line of a street leading by the Riverside Acid Works; thence south forty four (44) degrees twenty six (26) minutes east along said right of way line about three hundred sixty six (366) feet to the westerly side of a road between the Lacy Farm and Glade Tannery lands heretofore owned by L.A. Robertson; thence by said road line south thirty four (34) degrees west about one hundred and fifty (150) feet to the bank of the Allegheny River; thence down said River to the place of beginning. This conveyance is made subject to a lease for oil and gas purposes given by Malvina J. Lacy to Wm. J. Knupp and E.A. Ichenberg, dated April 17, 1890; subject also to any outstanding interest in a certain lease from Malvina J. Lacy to National Transit Company, dated July 23, 1884; subject also to any interest of the Mutual Refining Company, its successors or assigns, in and to a water well and pump building, with lines connected therewith, and a right of way to and from the same, as the same has been granted by the Wilburine Oil Works, Limited. Deed Reference: Liber 183, page 83.

Parcel 22 - 19

All that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Borough of Warren, Warren County and State of Pennsylvania, being two lots, Numbers seventy two (72) and seventy four (74), as shown by map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 1889, which said map or plot is recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, said lots number seventy two (72) and seventy four (74) being adjoining lots and being more particularly bounded and described as follows, to wit: Beginning at a point on the northeast side of Dobson Avenue and three hundred (300) feet southeasterly from the point of intersection of said Dobson Avenue with the southeasterly line of Bradley Street; thence running northeasterly along the line of Lot Number Seventy (70), one hundred forty (140) feet to the corner of Lot Number Seventy one (71); thence southeasterly along the back ends of Lots Numbers Seventy One (7l) and Seventy three (73), one hundred (100) feet to the northeast corner of Lot Number Seventy six (76); thence southwesterly along the line of Lot Number Seventy six (76), one hundred forty (140) feet to the line of Dobson Avenue; thence northwesterly along the line of Dobson Avenue, one hundred (100) feet to the place of beginning. Deed Reference: Liber 183, page 111.

Parcel 23 - 21 - 1

All that certain piece or parcel or lot of land situate, lying and being on the east side of Dobson Avenue in the Borough of Warren, (formerly in the Village of Glade), County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at a point on Marrer Street seventy (70) feet easterly from the intersection of the westerly line of Marrer Street and the east line of Dobson Avenue; thence easterly along the west line of Marrer Street seventy (70) feet to the line of Lot Number Seventy five (75); thence northerly along the line of Lot Number Seventy five (75), fifty (50) feet to the line of Lot Number Seventy four (74); thence westerly along the line of Lot Number Seventy four (74), seventy (70) feet to a point; thence

Southerly along a line parallel to the line of Lot Number Seventy five (75), fifty (50) feet to the place of beginning, being a part of Lot Number Seventy six (76), as shown by a map or plot of the lands of Melvina J. Lacy made by Alson Rogers, Surveyor, October 1889, recorded in the Recorder’s Office of said Warren County in Deed Book 88, page 370. Deed Reference: Liber 187, page 240.

Parcel 24 - 21 - 2

All that certain piece, parcel or lot of land situate, lying and being on the east side of Dobson Avenue in the Borough of Warren, (formerly in the Village of Glade), County of Warren and State of Pennsylvania, bounded and described as follows to wit: BEGINNING at the point where the westerly line of Marrer Street intersects the east line of Dobson Avenue, thence eastwardly along the west line of said Marrer Street seventy (70) feet; thence northerly along a line parallel to the line of Lot Number Seventy five (75) fifty (50) feet to the line of Lot Number Seventy four (74); thence westwardly along the line of Lot Number Seventy four (74) seventy (70) feet to the line of Dobson Avenue; thence southwardly along the line of said Dobson Avenue fifty (50) feet to the place of beginning, being part of Lot Number Seventy six (76) as shown by a map or plot of the lands of Malvina J. Lacy made by Alson Rogers, Surveyor, October 1889, and recorded in the Recorder’s Office of said Warren County in Deed Book 88, page 370. Deed reference: Liber 187, Page 224.

PARCEL 26-26

ALL those certain pieces or parcels of land described as follows:

FIRST PARCEL: All That Certain Piece of land situate in the Borough of Warren, County of Warren, Pennsylvania, on the southwest side of Dobson Avenue, being lot ninety-eight (98) as shown on plat of land of Malvina J. Lacy made by Alson Rogers. C.E. October 15th, 1889 and more particularly described and bounded on the northeasterly by Dobson Avenue, and on the southeasterly by River Street, said lot being fifty feet front on Dobson Avenue and extending back from said Avenue one hundred and fifty feet.

SECOND PARCEL: Also, all that certain piece or parcel of land situate formerly in Glade Township, but now by annexation in the Ninth Ward of the Borough of Warren, County of Warren and State of Pennsylvania known and designated on a map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October 15th, 1889, as lot Number Ninety-nine and one-half (99-1/2), said lot having a frontage of fifty (50) feet on Dobson Avenue and extending back therefrom a distance of one hundred and fifty (150) feet.

THIRD PARCEL: ALSO, ALL THAT CERTAIN lot of land situate formerly in the Township of Glade, but now by annexation in the Ninth Ward of the Borough of Warren, County of Warren and State of Pennsylvania described as follows, to-wit: being known and designated on the plat of lots laid out on land of Mrs. Malvina J. Lacy, Glade Township, Warren County, Pennsylvania, surveyed October 15th, 1889 by Alson, Rogers, Surveyor, as lot number ninety-nine (99) and having a frontage on Dobson Avenue of fifty-two feet and six inches and running back from said Dobson Avenue a distance of one hundred and fifty feet. Deed Reference: Liber 219, page 587.

PARCEL 27-28

All that certain piece or parcel of land situate in the Ninth Ward of the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and described as follows to wit: Beginning at the easterly corner of Lot Number 100 as shown by map or plot made by Alson Rogers for Malvina J. Lacy on October 15, l889 and running thence northwesterly along Dobson Avenue a distance of ninety-five (95) feet to a point, thence southwesterly in a line parallel to the westerly line of Marion Street a distance of fifty (50) feet to the southwesterly line of Lot Number 100; thence southeasterly along the south westerly line of Lot Number 100 a distance of ninety five (95) feet to the westerly line of Marion Street; and thence northeasterly along the westerly line of Marion Street fifty (50) feet to the place of beginning. DEED Reference: Liber 228, page 102.

PARCEL 31-33

PARCEL NO.1: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren and State of Pennsylvania, bounded and described as follows: BEGINNING at a post near the Allegheny River on the line between lands formerly of Lewis Johnson and D.C. Hook; thence in a northeasterly direction along said Johnson’s line forty-five (45) feet to a post in the line of the land of the Pennsylvania Railroad Company (formerly designated as WYN & PRR); thence easterly along said land of said railroad company sixty-five (65) feet; thence southerly thirty-two (32) feet more or less to a point in the bank of the Allegheny River, which following the bank of said river easterly from the above named place of beginning shall be seventy-five (75) feet easterly of the same; thence westerly along the bank of said river seventy-five (75) feet to the place of beginning. TOGETHER WITH the right of passage in common with other lawful users thereof over and along Railroad Street as laid out adjoining said premises and to the public highway known as Pennsylvania Avenue East.

PARCEL NO. 2: ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, designated as follows: Number 50 Railroad Street, being bounded on the west by lands now or formerly owned by Harley R. Lounsbury and wife, on the south by the Allegheny River, on the east by Andrews Advertising Company, and the north by the right of way of the Pennsylvania Railroad Company. DEED Reference: Liber 285, page 128.

PARCEL 32-34

ALL THAT CERTAIN piece or parcel of land situate in the Ninth Ward in the Borough of Warren (formerly Township of Glade), County of Warren and State of Pennsylvania, bounded and described as follows, to wit: BEGINNING at the corner of lands formerly sold to Anna Bilton in the public road leading from Warren to Glade Run (now Pennsylvania Avenue East); thence easterly along said public road 218 feet more or less to a stump or post in the westerly line of land now owned by United Refining Company; thence southerly along the westerly line of lands now of United Refining Company 299 feet more or less to the line of Lacy’s lands; thence northwesterly along the line of Lacy’s lands 263 feet to lands of Anna Bilton; thence northerly along the line of said Anna Bilton’s lands to the place of beginning. EXCEPTING AND RESERVING unto the Grantor and her heirs and assigns from the premises herein described above a rectangular plot of ground extending along the westerly line of lands hereinabove described having a frontage on Pennsylvania Avenue of 118 feet beginning at the corner of lands formerly sold to Anna Bilton and extending easterly therefrom the said 118 feet, and extending back from Pennsylvania Avenue a distance of 166 feet more or less, the said plot of ground hereby reserved and excepted being a rectangular plot or lot of the dimensions of 118 feet by 166 feet, more or less and having erected thereon a frame dwelling and garage. This grant and conveyance is made under and subject to the condition that so long as Eliza Baldensperger, Annie Smith, and Theodore Baldensperger, or anyone of them, are living and occupying as their home the premises, which are described in the Exception and Reservation from this conveyance, the premises hereby conveyed shall not be used for the purpose of storing petroleum products thereon. DEED Reference: Liber 285, page 354.

PARCEL 33-35

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and described as follows: BEGINNING at a post in the west line of land now or formerly of Robert Morse and in the south line of the right of way of the Pennsylvania Railroad; running thence south forty three degrees (43) west four and one-tenth (4.1) rods to the north bank of the Allegheny River; thence easterly along the bank of said river seven and four-tenths (7.4) rods to the east line of lands of the said Robert Morse; thence north forty three degrees (43) east three and nine-tenths (3.9) rods to the south line of said railway and to a post; thence westerly along the line of said right of way to the place of beginning. Containing seventeen-hundredths (.17) of an acre, more or less. DEED Reference: Liber 286, page 224.

PARCEL 35-37

ALL THAT CERTAIN piece or parcel of land situate formerly in Glade Township but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, known and described on the map or plot of lands of Malvina J. Lacy, made by Alson Rogers, Surveyor, October, 1889, which map or plot is recorded in the Recorder’s Office in and for said County in Deed Book 88, Page 370, as Lot No. Seventy-nine (79), having erected thereon a frame dwelling house. DEED Reference: Liber 305, page 544.

PARCEL 36-38

ALL THAT CERTAIN piece or parcel of land lying and being formerly in the Township of Glade, now Borough of Warren, County of Warren, and Commonwealth of Pennsylvania, more particularly described as follows, to wit: BEING lots Numbers seventy-seven (77) and seventy-eight (78) as designated on map or plot of lots laid out on the lands of Malvina J. Lacy by Alson Rogers, Surveyor; said lots seventy-seven (77) and seventy-eight (78) having a frontage on Marrer Street as shown on said plot of one hundred forty-six and three-tenths (146.3) feet and extending back from said street as follows: Lot number seventy-seven (77) one hundred sixty-six (166) feet and being a triangular piece, lot number seventy-eight (78) extends back from said Marrer Street one hundred sixty seven (167) feet. DEED Reference: Liber 307, page 601.

PARCEL 37-39-1

ALL THAT CERTAIN piece or parcel of land situate in the Township of Glade, County of Warren and Commonwealth of Pennsylvania, bounded and described as follows, to wit: (parcel is now in the 9th Ward of the Boro of Warren) BEGINNING at a point at the low water mark on the northerly bank of the Allegheny River at the southwest corner of a certain parcel of land conveyed by National Transit Company to United Refining Company by deed dated August

29th, 1949, and recorded in the Recorder’s Office of Warren County, Pennsylvania at Deed Book volume 235, page 71; thence along the line of said parcel of land conveyed to United Refining Company as aforesaid, North 48 degrees 49’ East, two hundred (200) feet, more or less, to a stake in the Southerly line of the Right of Way of The Pennsylvania Railroad Company: thence along said Right of Way line, North 44 degrees 26’ West, seventeen and one-half (17.5) feet to a point; thence by remaining lands of National Transit Company, South 48 degrees 49’ West, two hundred (200) feet more or less, to the low water mark of the Allegheny River; thence by said River at low water mark at its various courses to the place of beginning. EXCEPTING AND RESERVING unto National Transit Company its successors and assigns, the right and privilege to maintain, operate, replace and remove pipe lines as now located on, over, through and across said property, with the right to lay additional lines parallel and adjacent thereto, if the same shall be found necessary, together with the right of ingress and egress to and from the same at all times. DEED Reference: Liber 318, page 245.

PARCEL 38-39-2

ALL THAT CERTAIN piece or parcel of land situate in the Township of Glade, Warren County, Pennsylvania, bounded and described as follows, to wit: BEGINNING at a point at low water mark on the Northerly bank of the Allegheny River opposite an ash tree, said ash tree being the southwesterly corner of a certain piece of land conveyed by W. D. Todd, et al to H. G. Eddy by deed dated March 28, 1901, and recorded in the office of the Recorder of Deeds, Warren County, Pennsylvania in Deed Book, Volume 78, page 339; later owned by the Wilburine Oil Works, Limited; thence north forty-eight (48 degrees) forty-nine (49’) minutes east along the land now or formerly of said Wilburine Oil Works, Limited, two hundred (200) feet more or less to a stake in the southerly line of the right of way of The Pennsylvania Railroad Company; thence by said right of way line north forty-four (44) degree twenty-six (26’) minutes west one hundred fifty-five (155) feet to a point; thence south forty-eight (48) degrees forty-nine (49’) minutes west two hundred (200) feet more or less to the low water mark of the Allegheny River; thence up said river at low water mark by its various courses to the place of beginning. Containing seven tenths (.7) acres be the same more or less. EXCEPTING AND RESERVING unto said National Transit Company, its successors and assigns, the right and privilege to maintain, operate, replace and remove pipe lines as now located on, over, through and across said property, with the right to lay additional lines parallel and adjacent thereto, if the same shall be found necessary, together with the right of ingress and egress to and from the same at all times. DEED Reference: Liber 238, page 71.

Parcel 50 - 51

All that certain piece or parcel of land situate in the Ninth (9th) Ward, Borough and County of Warren, State of Pennsylvania; more fully described as follows: A 50’ by 50’ lot, more or less, situate on the North side of Dobson Street, more particularly referred to as Warren County, Pennsylvania real estate tax assessment parcel WN-822-4334. Deed Reference: Liber 412, page 149.

Tax I.D. Number WN-822-456000-000

Parcel 52- 53

All that piece or parcel of land situate in Glade Township, Warren County, Commonwealth of Pennsylvania, bounded and described in accordance with a survey prepared by National Transit Company, as follows, to wit: BEGINNING at a point at the low water mark on the northerly bank of the Allegheny River, said point marking the southern boundary of the 50 foot right of way of the Marion Street Extension; THENCE north 51° 44’ east to a point marked by a two inch pipe; THENCE north 51° 44’ east for a distance of 200.00 feet, more or less, to a point on the intersection of Grantor’s land and the right of way now or formerly belonging to the Pennsylvania Railroad, said point marked by an iron pin capped with concrete; THENCE south 44° 26’ east along the southerly border of said Pennsylvania Railroad right of way for a distance of 592.50 feet, more or less, to a point marked by a stake, said point being 17.50 feet west of a point on the same course marked by a four inch iron pipe; THENCE from the point marked by the stake south 48° 49’ west for a distance of 200 feet, more or less, to a point on the top of the bank of the Allegheny River; THENCE south 48° 49’ west to a point marked by the low water mark on the northerly bank of the Allegheny River; THENCE north and west along the low water mark of the northerly bank of the Allegheny River; to a point the place of BEGINNING. Said property containing 2.64 acres, presently bounded by Parker Street, the Allegheny River and the United Refining Company property. Having thereon contained three outbuildings and five oil storage tanks. Deed Reference: Liber 412, page 231.

Tax I.D. Number WN-822-594500-000

PARCEL 34-36

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, Warren, County, Pennsylvania, bounded and described as follows: BEING Lot Number 80 on the map or plat of lands of Malvina J. Lacy recorded in Deed Book 88, Page 370, said lot having a frontage of 50 feet on the Easterly side of Marrer Street; the northerly line being 165 feet in depth; the southerly line being 126 feet in depth along the line of Dobson Avenue; and the easterly line being 63.8 feet in length. DEED Reference: Liber 295, page 439.

Tax I.D. Number WN-822-569000-000

PARCEL 40-41

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at the corner of lands formerly sold to Anna Bilton in the public road leading from Warren to Glade Run, now Pennsylvania Avenue East; thence easterly along said public road one hundred eighteen (118) feet to the corner of lands of United Refining Company; thence south 51 degrees 44’ west One hundred sixty-six (166) feet, more or less to a post; thence north 38 degrees 16 minutes west one hundred eighteen (118) feet to a point in the line of Marrer Street; thence north 51 degrees 44 minutes east one hundred sixty six (166) feet, more or less to the place of beginning. DEED Reference: Liber 353, page 1095.

Tax I.D. Number WN-822-963800-000

PARCEL 39-40

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, formerly Glade Township, Warren County and State of Pennsylvania, bounded and described as follows, to wit: COMMENCING at a stone monument on the south side of the public road running up the Allegheny River, now Pennsylvania Avenue East, and at the northeast corner of a strip of land five (5) feet wide, recovered from one Robert Morse by one Chas. G. Rollins in an action of ejectment at No. 6 September Term, 1885, Common Pleas of Warren County; running thence south forty-three (43) degrees and fifteen (15) minutes west to the northeast line of the right of way of the Western New York and Pennsylvania Railroad Company; thence easterly along said right of way to the northwest line of land formerly of D. C. Hook; thence along Hook’s northwest line seventy (70) degrees and fifteen (15) minutes east to a post in the south line of said public road leading up the Allegheny River (now Pennsylvania Avenue East); thence along said road (avenue), north thirty-eight (38) degrees and thirty (30) minutes, west six (6) rods, eleven and one-half (11.5) feet to the place of beginning. EXCEPTING AND RESERVING from this conveyance at all times ALL that portion of said lot of land lying next to the right of way of the Western New York and Pennsylvania Railroad Company heretofore conveyed by Henry Crimpenshaw and Mary Crimpenshaw. ALSO EXCEPTING AND RESERVING all of the land and rights granted and conveyed by Henry Crimpenshaw and Mary Crimpenshaw to D. H. Siggins or the Warren Street Railway Company from the front and northeast corner of said lands for a right of way over which the Warren Street Railway Company operates its cars. DEED Reference: Liber 343, page 540.

Tax I.D. Number WN-822-198800-000

PARCEL 41-43

ALL THAT CERTAIN piece or parcel of land situate on the southeast side of Marion Street, formerly in Glade Township, but now by annexation in the Borough of Warren, County of Warren and State of Pennsylvania, known and designated on a map or plot of lands of Malvina J. Lacy, surveyed and plotted by Alson Rogers, Surveyor, October, 1889, which map or plot is recorded, in the Recorder’s office in and for said County in Deed Book 88, Page 370, as Lot Number 34, said lot being more particularly bounded and described as follows: BEGINNING at the point of intersection of the southeast line of Marion Street with the northeast line of Dobson Avenue; thence running southerly along the line of said Dobson Avenue one hundred fifty (150) to an alley; thence easterly along said alley and parallel with the line of Marion Street fifty (50) feet; thence northerly and parallel with the first above described line one hundred fifty (150) feet to the line of Marion Street; thence westerly along the line of Marion Street fifty (50) feet to the place of beginning. Having situated thereon a two story frame dwelling house. DEED Reference: Liber 365, page 400.

Tax I.D. Number WN-822-428000-000

Parcel 53-54

PARCEL 1: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of the River Street where it is intersected by the Westerly line of premises belonging to United Refining Company, aforesaid point is further referenced to as being South 51° 44’ West, 150 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; THENCE North 38° 16’ West 4.85 feet to an Iron Pipe; THENCE continuing North 38° 16’ West along the Grantors (Pittsburgh Des Moines) Easterly line 145.15 feet to a point on a concrete wall; THENCE South 51° 44’ West severing the Grantors (Pittsburgh Des Moines) premises 112.97 feet to an Iron Pipe; THENCE South 25° 22’ East along an existing railroad siding 153.89’ to an Iron Pipe located on the North right-of-way line of River Street where the same intersects the Easterly line of a certain railroad right-of-way formerly of the Western New York & Pennsylvania Railroad; THENCE North 51° 44’ East along the North right-of-way line of River Street 147.34 feet to a Point which Marks the PLACE OF BEGINNING. The above-described parcel being a part of premises conveyed to Hammond Iron Works by deed dated August 1, 1912, recorded in Warren County Deed Book Volume 175 page 589 on September 23, 1933. The premises conveyed herein are a portion of Parcel No. WN-822-170000-000 as identified on the Tax Map of Warren County.

PARCEL 2: ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of the River Street where it is intersected by the Westerly line of premises belonging to United Refining Company, aforesaid point is further referenced to as being South 51° 44’ West, 150 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; THENCE North 38° 16’ West 4.85 feet to an Iron Pipe; THENCE continuing North 38° 16’ West along the Grantors’ (Pittsburgh Des-Moines) Easterly line 145.15 feet to a point on a concrete wall; THENCE South 51° 44’ West severing the Grantors’ (Pittsburgh Des-Moines) premises 112.97 feet to an Iron Pipe; THENCE South 25° 22’ East along an existing railroad siding 153.89’ to an Iron Pipe located on the North right-of-way line of River Street where the same intersects the Easterly line of a certain railroad right-of-way formerly of the Western New York & Pennsylvania Railroad; THENCE North 51° 44’ East along the North right-of-way line of River Street 147.34 feet to a Point which marks the PLACE OF BEGINNING. The above described parcel being a part of premises conveyed to Hammond Iron Works by deed dated August 1, 1912, recorded in Warren County Deed Book Volume 175, page 589 on September 23, 1933. The above parcel of land is described in accordance with the survey prepared by W. T. Bevevino, Registered Engineer, and G. L. Wareham, Registered Surveyor, dated March, 1985 with subdivision approval for the conveyance granted on the 13th day of May, 1985, attached hereto and incorporated herein. BEING the same premises previously conveyed by the Grantor herein to the United Refining Company by deed dated July 29, 1985 and recorded in the Office of the Register and Recorder of Warren County in Record Book 29, page 186.

PARCEL 3: ALL THAT CERTAIN piece or parcel situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania, being more particularly bounded and described as follows: BEGINNING at a point on the Northerly right-of-way line of River Street where it is intersected by the Easterly right-of-way line of the Allegheny Railroad (formerly Penn-Central Railroad), aforesaid point is further referenced to as being South 51° 44’ West, 297.34 feet along the Northerly right-of-way of River Street from the intersection of the West line of Dobson Avenue and the North line of River Street; thence North 25° 22’ West along the Grantee’s (United Refining Company) premises 153.89 feet to an Iron Pipe located at the Grantee’s (United Refining Co.) Southwest corner; thence South 51° 12’ West severing the Grantor’s (Pittsburgh Des-Moines) premises 52.4 feet to an Iron Pipe located on the Easterly right-of-way line of the Allegheny Railroad; said Iron Pipe marks the Southwesterly corner of this conveyance; thence South 45° 08’ 49” East along the Easterly right-of-way line of the Allegheny Railroad premises 150.6 feet to the PLACE OF BEGINNING. Containing 3,921.44 square feet. The above description was drafted from a survey by W. T. Bevevino (Registered Engineer) and G. L. Wareham (Registered Surveyor) revised in June, 1987, with subdivision approval having been granted by the Borough of Warren on October 12, 1987 in accordance with Resolution No. 2178, with a copy of the survey and approval attached hereto and incorporated herein. EXCEPTING AND RESERVING unto the Grantor, Pitt-DesMoines, Inc. a right-of-way, twenty (20) feet in width, ten (10) feet from the center of the current existing railroad line northerly and ten (10) feet from the center of the current existing railroad line southerly, with the approximate location of the railroad lines set forth on the attached maps hereto; and FURTHER, EXCEPTING AND RESERVING unto the Grantor, the right of ingress and egress to the same and from the same over an portion of the property conveyed herein as may be necessitated to operate, repair, replace, maintain, and/or remove the said railroad lines.

Tax I.D. Number WN-587-710000-000

PARCEL 28-30

THOSE CERTAIN pieces or parcels of land situate in the Borough of Warren, County of Warren, and State of Pennsylvania, bounded and-described as follows, to wit:

PARCEL NO.1: BEGINNING at a stake in the south line of the right of way of the Pennsylvania Railroad at a point where the Irvine-Lacy line crosses the same; thence south 40 degrees 20’ east along said right of way line, twenty six and four-tenths (26.4) rods to a stake; thence south 53 degrees 10’ west ten and four-tenths (10.4) rods to the low water mark of the Allegheny River; thence along said river north 40 degrees 20’ west twenty-six and fourteenths (26.4) rods to the line of the Irvine lands; thence north 53 degrees 10’ east along said Irvine line, ten and four-tenths (10.4) rods to the place of beginning. CONTAINING one and seven-tenths (1.7) acres of land more or less.

PARCEL NO.2: BEGINNING at a point in the southerly line of the right of way of the Pennsylvania Railroad at the northwest corner of lands formerly of the Riverside Acid Works; thence westerly along the southerly line of said right of way eighty (80) feet to a point; thence south-westerly parallel with the westerly line of said Riverside Acid Works land, to the Allegheny River; thence up and along said Allegheny River to the southwesterly corner of land of Riverside Acid Works; thence along said Riverside Acid Works westerly line to the place of beginning.

PARCEL NO. 3: BEGINNING at a stake in the southerly line of the right of way of the Pennsylvania Railroad, said stake being at the northeast corner of lands heretofore owned by the Riverside Acid Works; thence by said lands of Riverside Acid Works, south 49 degrees 14’ west one hundred seventy-one (171) feet to low water mark of the Allegheny River; thence up said river nine and five-tenths (9.5) feet to River Street; thence north 51 degrees 44’ east along said street line, one hundred seventy-one (171) feet to the right of way of said Railroad; thence by the said right of way line north 44 degrees 26’ west seventeen and four-tenths (17.4) feet to the place of beginning. SUBJECT to a right of way granted by the Riverside Acid Works to the Pennsylvania Electric Company dated February 14, 1936, recorded in Warren County Deed Book 191 at page 295. TOGETHER with all buildings located on the premises above described. DEED Reference: Liber 256, page 7.

Tax I.D. Number WN-587-847000-000

Parcel 25 - 25

FIRST: All those certain pieces or parcels of land situate in the Borough of Warren (formerly Glade Township) County of Warren and State of Pennsylvania, bounded and described as follows: Being Lots C, G and E as laid down and designated on the map or plot of the Village of East Warren; and also the strip of land lying north of Lot G between it and the right of way of the Western New York and Pennsylvania Railroad, said strip being part of the land formerly occupied by Walnut Street of said Village plot, which said plot is of record in the Recorder’s Office of the County of Warren in Deed Book 35, at Page 177, containing five (5) acres and ninety four (94) perches, more or less.

SECOND: Also, all that certain piece or parcel of land situate in the Borough of Warren aforesaid, (formerly Glade Township) bounded and described as follows: on the north by the right of way of the Western New York and Pennsylvania Railroad; on the east by the land of Guy C. Irving (now or formerly); on the south by the Allegheny River; and on the west by the above described lands, containing about seven (7) acres of land, more or less; being lots marked A and B on the map or plot of East Warren, aforesaid, and the strip of land lying between the north line of said lots and the south line of the right of way of the Western New York and Pennsylvania Railroad; and that part of Fifth Street as designated on said map lying between the south line of said Railroad right of way and the Allegheny River.

THIRD: All that certain piece of land situate in the Borough of Warren (formerly Glade Township) County of Warren and State of Pennsylvania, bounded and described as follows, to wit: Beginning at a post thirty feet south from the center of the right of way of the Western New York and Pennsylvania Railroad Company, and four rods easterly from what was formerly Struthers east line; thence south fifty degrees west parallel with said Struthers’ easterly line and four rods from the same thirty seven and one tenth rods to the Allegheny River; thence north thirty two degrees east along the right bank of said river far enough that a line from thence parallel with the first line hereof will strike the southern line of said railroad company’s right of way, thirty feet from the center thereof, at a point two hundred feet eastwardly from the place of beginning; thence to the place of beginning. Containing 122,430 square feet, more or less.

FOURTH: All that certain piece or parcel of land situate in the Borough of Warren (formerly Glade Township), County of Warren and State of Pennsylvania, bounded and described as follows: Beginning at a monument on the old Irving line 33 feet south of center line of the

Pennsylvania Railroad Main line which is the intersection of the Pennsylvania Railroad right of way, the northeast corner of the Sloan and Zook Refining Company plot and the northwest corner of Todd and Ellen or Leona Ellenwood plot; thence south 44° 29’ east 66 feet to a point, this line being along the south line of the Pennsylvania Railroad right of way; thence south 49° 13’ west, a distance of about 603 feet which has been attained by interpolation or to low water mark; thence along the low watermark of the Allegheny River to aforesaid Irving line; thence north 49° 13’ east about 613 feet to the place of beginning. This conveyance is intended to embrace and convey also unto the said grantee any and all interest which they may have or might have in the oil, gas, or minerals. Subject, nevertheless, to all the reservations and exceptions regarding oil and minerals and oil leases contained in the deed from Guy C. Irvine to W.D. Todd, et al for said premises. This conveyance is made subject to a certain right of way given by Clifton W. Braymer to the Burgess and Town Council of the Borough of Warren, Pennsylvania, dated July 14, 1931, and recorded in Deed Book 171, at page 534 in the Recorder’s Office of the County of Warren, which right of way is for the maintenance of a thirty inch sewer over said premises from the railroad to the Allegheny River. Deed Reference: Liber 200, page 57.

PARCEL 29-31

ALL THAT CERTAIN piece or parcel of land in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at a stake in the southerly line of The Western New York and Pennsylvania Railroad standing ninety-one and four-tenths (91.4) feet westerly from where the westerly line of the Parker Farm intersects said line; thence by said southerly right of way line south 44 degrees 20’ east one thousand one hundred thirty-six and three-tenths (1136.3) feet to an iron pipe standing at the northwesterly corner of land heretofore sold the Riverside Acid Works; thence by land of said Riverside Acid Works south 49 degrees 13’ west one hundred eighty (180) feet to the Allegheny River; thence down said river at low water mark to the easterly line of land of Crew Levick Company; thence by said land north 49 degrees 13’ east three hundred (300) feet to the place of beginning. CONTAINING 6.59 acres of land. DEED Reference: Liber 254, page 578.

PARCEL 30-32

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, ,County of Warren and State of Pennsylvania, bounded and described as follows: BEGINNING at a point in the westerly line of the right of way of the Western New York and Pennsylvania Railroad Company thirty (30) feet from the center of the main track and five and fifty-four hundredths (5.54) rods northerly from the point where said line of right of way crosses what was formerly known as the Irvine-Parker line; thence from said point of beginning N 40 degrees 55’ W along the line of said railroad right of way thirty (30) feet distant from the center of the main track thereof, seven hundred twenty-one and four-hundredths (721.04) feet to an iron post; thence S 52 degrees 40’ along other lands of the grantor about five hundred twenty-eight (528) feet to the Allegheny River; thence up the said Allegheny River by its various courses and distances to a point five and fifty-four hundredths (5.54) rods northerly from the Irvine-Parker line; thence by the line of lands of the grantee N 52 degrees 40; E three hundred twenty-three and four-tenths (323.4) feet to the place of beginning. BEING, except for a strip of land about one hundred (100) feet wide along the northwesterly end thereof, premises which were conveyed by Cities Service Oil Company to the grantor by deed dated March 1, 1944, and recorded in the Recorder’s Office of said County in Deed Book 212, page 591. This conveyance is made subject to such easements or rights of way as may exist upon said premises or be of record, and subject also to such reservations of oil, gas or mineral, or interest therein, as may have been reserved or conveyed by prior deeds. DEED Reference: Liber 279, page 556.

PARCEL 43-47

ALL THOSE CERTAIN pieces or parcels of land with the buildings and improvements thereon, all of which are situate in the Borough of Warren, County of Warren and State of Pennsylvania, and being more particularly bounded and described as follows:

PARCEL 1: BEGINNING at a post in the western line of the right of way of the Western New York and Pennsylvania Railroad at the northeast corner of land conveyed by W. D. Todd, et al to Crew Levick Company by deed dated December 28, 1892 and recorded in the Office for recording of deeds for Warren County aforesaid in Deed Book 75, page 47; thence by the above mentioned right of way line northerly forty (40) degrees fifty-five (55) minutes west one hundred (100) feet to a post; thence south fifty-two (52) degrees forty (40) minutes west parallel with the northerly line of the land so as aforesaid conveyed to the Crew Levick Company thirty-two (32) rods more or less to the Allegheny River, thence up said river to the corner of land so as aforesaid conveyed to the Crew Levick Company; thence by the line of said land of the Crew Levick Company north fifty-two (52) degrees and forty (40) minutes east about thirty-two (32) rods to the place of beginning, being a piece of land one hundred (100) feet in width on the Western New York and Pennsylvania Railroad and running back to the Allegheny River.

PARCEL 2: BEGINNING at an iron post in the westerly line of the right of way of the Pennsylvania Railroad being the northeast corner of lands owned by said Warren Axe and Tool Company, thence north forty-three (43) degrees thirty (30) minutes west along said right of way line one hundred (100) feet to an iron post; thence south fifty-three (53) degrees forty-five (45) minutes west five hundred eight five (585) feet to the Allegheny River; thence up said river to lands of the Warren Axe and Tool Company; thence north fifty-three (53) degrees forty-five (45) minutes east along said lands five hundred twenty-eight (528) fee to the place of beginning; containing one and 277/100 (1.277) acres of land. The above courses are magnetic.

PARCEL 3: BEGINNING at an iron pipe in the westerly lines of the right of way of the Pennsylvania Railroad Company, being the northeast corner of land of said Warren Axe and Tool Company; thence north forty-four (44) degrees twenty-six (26) minutes west along said right of way line one hundred sixty-seven and 5/10 (167.5) feet to a stake at the southeast corner of land of the United State Pipe Line Company; thence south forty-nine (49) degrees thirteen (13) minutes west by said land about six hundred (600) feet to the low water mark of the Allegheny River; thence up said River at low water mark southeasterly to the northwest corner of land of said Warren Axe and Tool Company; thence by the northerly line of said land north forty-nine (49) degrees thirteen (13) minutes east about six hundred (600) feet to the place of beginning; containing two and 3/10 (2.3) acres of land more or less.

PARCEL 4: BEGINNING at a point in the westerly line of the right of way of the Western and New York and Pennsylvania Railroad Company thirty (30) feet from the center of the main track and five and 54/100 (5.54) rods northerly from the point where the said line of right of way crosses what was formerly known as the Irvine-Parker line; thence north forty (40) degrees fifty-

five (55) minutes west along the line of said right of way thirty (30) feet distance from the center of the main track thereof, forty-nine (49) and 76/100 (49.76) rods to an iron post; thence south fifty-two (52) degrees forty (40) minutes west thirty-two (32) rods to the Allegheny River; thence up said river by its various courses and distances to a point five and 54/100 (5.54) rods northerly from the Irvine-Parker line; thence north fifty-two (52) degrees forty (40) minutes east nineteen and 6/10 (19.6) rods to the place of beginning; containing eight and 29/100 (8.29) acres of land, more or less. This conveyance is made subject to such easement or rights of way as may exist upon the above described premises or as may be of record. This conveyance is made subject to such reservations of oil, gas and minerals and subject to such leases for oil, gas and minerals as may be of record. DEED Reference: Liber 383, page 5.

Tax I.D. Number WN-579-680000-000

PARCEL 44-48

ALL THAT CERTAIN piece or parcel of land situate in the Borough of Warren, County of Warren, Commonwealth of Pennsylvania and being more particularly bounded and described as follows: The place of beginning is located as follows: COMMENCING at a point on the inside flange of the south rail of the main track of the Penn-Central Railroad where it’s intersected by the center line of Carver Street; thence south forty-six (46) degrees forty-five (45) minutes west, severing the grantors (Crossett, Inc.) premises, 193.0 feet to an iron pipe which marks a corner common to the grantors (Crossett, Inc.) and the grantees (United Refinery); thence continuing south forty-six (46) degrees forty-five (45) minutes west, along the northwesterly line of the grantees (United Refinery) premises, 185.52 feet to an iron pipe which marks the place of beginning of this conveyance; thence north forty-three (43) degrees fifteen (15) minutes west, severing the grantors (Crossett, Inc.) premises, 1025.84 feet to an iron pipe which is situate on the southeasterly right-of-way line of Elm Street; thence south forty-six (46) degrees forty-five (45) minutes west, along the southeasterly right-of-way line of Elm Street, 464.27 feet to an iron pipe which is situate on the northeasterly bank of the Allegheny River; thence continuing south forty-six (46) degrees forty-five (45) minutes west, approximately 20 feet to the low water mark of the Allegheny River; thence southeasterly along the low water mark of the Allegheny River approximately 1050 feet to a point where the center line of Carver Street projected would intersect the same; thence north forty six (46) degrees forty-five (45) minutes east, approximately 20 feet to an iron pipe which is situate on the northeasterly bank of the Allegheny River; thence continuing north forty-six (46) degrees forty-five (45) minutes east, along the center line of Carver Street, projected, the same being the northwesterly line of the grantees (United Refinery) premises, 348.53 feet to an iron pipe which marks the place of beginning, containing 9.29 acres. ALSO conveying unto the grantee, its successors and assigns, guests, servants and invitees, the right of ingress, egress and regress on and over a 25 foot right-of-way which runs from the point of commencement to the place of beginning of the above description, said right-of-way to be the northwesterly one-half of Carver Street projected. UNDER AND SUBJECT, however to all exceptions of oil, gas and other minerals and restrictions respecting the drilling and mining therefore, of record in the Office of the Recorder of Deeds in and for Warren County, Pennsylvania, and of a certain right of way agreement to National Transit Company dated May 16, 1962 and recorded in the Recorder’s Office in and for Warren County, Pennsylvania in Deed Book 322, page 671, and subject to all exceptions, reservations, limitations, covenants and conditions contained in prior deeds of said premises, and also subject to all easements and all other rights of way heretofore granted and affecting said premises. DEED Reference: Liber 403, page 304.

PARCEL 45-48A

ALL THAT CERTAIN piece or parcel of land situate in Warren Borough, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at an iron pipe which is situate on the southwesterly right of way line of the Penn Central Railroad where it is intersected by the centerline of Carver Street projected; thence south 46’ degrees 45 minutes West along said centerline of Carver Street projected, three hundred forty-eight and fifty-two one hundredths (348.52) feet to an iron pipe, being the place of beginning of certain premises conveyed by the grantor (Crossett, Inc.) to the grantee (United Refining Company) by deed dated November 22, 1977 and recorded in Warren County Deed Book 403, page 304; thence North 43 degrees 15 minutes west, along the northwesterly line of the grantee’s (United Refining Company) premises, one thousand twenty-five and eighty-four one-hundredths (1,025.84) feet to an iron pipe which is situate on the southeasterly right of way line of Elm Street; thence North 46 degrees 45 minutes East, along the southeasterly right of way line of Elm Street, eighty-five (85.0) feet to a point; thence the following bearings and distances severing the grantor’s (Crossett, Inc.) premises; Southeasterly on a curve with a radius of 50 feet, an angle of 90 degrees for an arc distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point, South 43 degrees 15 minutes East, two hundred thirty and eighty-four one-hundredths (230.84) feet to a point, Northeasterly on a curve with a radius of 50 feet, an angle of 90 degrees, for an arc distance of seventy-eight and fifty-four one hundredths (78.54) feet to a point, North 46 degrees 45 minutes East, one hundred fifty (150.0) feet to an iron pipe, South 43 degrees 15 minutes East three hundred fifty (350.0) feet to a spike, South 46 degrees 45 minutes West, one hundred fifty (150.0) feet to a point, Southeasterly on a curve with a radius of 50 feet, an angle of 90 degrees, for an arc distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point, South 43 degrees 15 minutes East, two hundred ten (210.0) feet to a point, Northeasterly, on a curve with a radius of 50 feet, an angle of 90 degrees, for an arch distance of seventy-eight and fifty-four one-hundredths (78.54) feet to a point; North 46 degrees 45 minutes East, two hundred sixty-two and eighty-five one-hundredths (262.85) feet to a point on the southwesterly right of way line of the Penn Central Railroad; thence South 44 degrees 26 minutes East, along the southwesterly right of way line of the Penn Central Railroad, thirty-five (35) feet to a point which marks the place of beginning. CONTAINING 2.73 acres. UNDER AND SUBJECT, however, to all exceptions of oil, gas and other minerals and restrictions respecting the drilling and mining therefore, of record in the Office of the Recorder of Deeds in and for Warren County, Pennsylvania, in Deed Book 322, page 671, and subject to all exceptions, reservations, limitations, covenants and conditions contained in prior deeds of said premises and also subject to all easements and all other rights of way heretofore granted and affecting said premises. ALSO EXCEPTING AND RESERVING unto the grantor (Crossett Inc.), its successors and assigns, guests, servants and invitees, a right of way over and across a strip of land along the southeasterly side of premises of Crossett, Inc. thirty-five (35) feet in width and lying between premises owned by the grantor (Crossett, Inc.) and the centerline of Carver Street projected, in common with the grantee (United Refining Company), its successors and assigns, guests, servants and invitees. DEED Reference: Liber 419, page 258.

No Tax I.D. Number Assigned to this Parcel

Parcel 54-55

The following land, being an island situate in the Allegheny River, Conewango Township, Warren County, Pennsylvania, bounded and described as follows: BEGINNING at hickory; thence South 59° East 25 perches; thence South 51° East 28 perches; thence South 38° West 6 perches; thence North 58° West 12 perches; thence North 42° West 10 perches; thence North 51° West 47 perches; and thence North 9° West 6 1/2 perches to the place of beginning. CONTAINING two (2) acres and 137 perches strict measure. BEING the same parcel of land patented to Orrin Hook by Patent dated July 14, 1835, and recorded in the Land Office of the Department of Community Affairs Book H, Volume 33, Page 423, and known as “MILL ISLAND”. ADVERSE ENTRY was made upon the said land by UNITED on or about March 1, 1980, and continues to the present time.